AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT dated as of June 9, 2023 among APPGATE CYBERSECURITY, INC., as Borrower, APPGATE, INC., as Parent, The GUARANTORS Party Hereto and SIS HOLDINGS, L.P., as Lender ___________________ $50,000,000 ___________________

CONTENTS Page Article I. DEFINITIONS .................................................................................................................1 Section 1.01 Defined Terms .............................................................................................1 Section 1.02 Terms Generally .........................................................................................10 Section 1.03 Accounting Terms; GAAP; Payments .......................................................11 Article II. THE LOANS .................................................................................................................11 Section 2.01 Loans ..........................................................................................................11 Section 2.02 Funding of Loans .......................................................................................11 Section 2.03 Repayment of Loans ..................................................................................11 Section 2.04 Prepayment of Loans; Reduction of Commitment; Termination ..............12 Section 2.05 Interest; Fees ..............................................................................................13 Section 2.06 Taxes ..........................................................................................................13 Section 2.07 Maximum Lawful Rate ..............................................................................14 Article III. REPRESENTATIONS AND WARRANTIES ...........................................................14 Section 3.01 Organization Powers ..................................................................................14 Section 3.02 Authorization; Enforceability ....................................................................15 Section 3.03 Governmental Approvals; No Conflicts ....................................................15 Section 3.04 Litigation ....................................................................................................15 Section 3.05 Investment Company Status ......................................................................15 Section 3.06 Use of Credit ..............................................................................................15 Section 3.07 Compliance with Laws ..............................................................................15 Section 3.08 Financial Information.................................................................................16 Section 3.09 No Material Adverse Change.....................................................................16 Section 3.10 Ownership of Properties; Subsidiaries .......................................................16 Section 3.11 Taxes ..........................................................................................................16 Section 3.12 Permits; Intellectual Property ....................................................................16 Section 3.13 Benefit Plans ..............................................................................................17 Section 3.14 [Intentionally Omitted] ..............................................................................17 Section 3.15 Transactions with Affiliates .......................................................................17 Section 3.16 AML Laws; Anti-Corruption Laws and Sanctions ....................................17 Section 3.17 Accuracy of Information ............................................................................18 Article IV. CONDITIONS .............................................................................................................18 Section 4.01 Effective Date ............................................................................................18 Section 4.02 Each Credit Event ......................................................................................21 Article V. COVENANTS ..............................................................................................................21 Section 5.01 Financial Statements; Other Information ...................................................21

Section 5.02 Corporate Existence; Rights ......................................................................22 Section 5.03 Use of Credit ..............................................................................................22 Section 5.04 Compliance with Laws ..............................................................................22 Section 5.05 Insurance; Books and Records ...................................................................22 Section 5.06 Obligations and Taxes ................................................................................23 Section 5.07 Properties ...................................................................................................23 Section 5.08 Notices .......................................................................................................23 Section 5.09 Additional Guarantors ................................................................................23 Section 5.10 Incurrence of Indebtedness and Issuance of Disqualified Stock ...............24 Section 5.11 Liquidity Covenant ....................................................................................24 Section 5.12 Limitation on Investments .........................................................................24 Section 5.13 Limitation on Liens ....................................................................................24 Section 5.14 Asset Sales .................................................................................................24 Section 5.15 Limitation on Restricted Payments ............................................................24 Section 5.16 Intellectual Property ...................................................................................25 Section 5.17 Limitations on Transactions with Affiliates ..............................................25 Section 5.18 Nature of Business .....................................................................................25 Section 5.19 Designation of Subsidiaries .......................................................................25 Section 5.20 Anti-Layering .............................................................................................26 Section 5.21 Post-Closing Obligations ...........................................................................26 Section 5.22 Further Assurances.....................................................................................27 Article VI. EVENTS OF DEFAULT .............................................................................................27 Article VII. GUARANTY .............................................................................................................29 Section 7.01 Guaranty .....................................................................................................29 Section 7.02 Waiver of Subrogation ...............................................................................30 Section 7.03 Modification of Borrower Obligations ......................................................30 Section 7.04 Waiver of the Guarantors ...........................................................................30 Section 7.05 Reinstatement .............................................................................................31 Section 7.06 Continuing Guaranty ..................................................................................31 Section 7.07 Maximum Liability ....................................................................................31 Article VIII. COLLATERAL AND SECURITY ..........................................................................32 Section 8.01 Security Documents ...................................................................................32 Section 8.02 Recording and Opinions ............................................................................32 Section 8.03 Release of Collateral ..................................................................................33 Section 8.04 Specified Releases of Collateral ................................................................33 Section 8.05 Release upon Satisfaction and Discharge or Amendment .........................34 Section 8.06 Form and Sufficiency of Release and Subordination ................................34 Section 8.07 Purchaser Protected ....................................................................................34 Article IX. MISCELLANEOUS ....................................................................................................35 Section 9.01 Notices .......................................................................................................35

Section 9.02	Waivers; Amendments	35
Section 9.03	Expenses; Indemnification	35
Section 9.04	Assignments	36
Section 9.05	Survival	37
Section 9.06	Counterparts; Integration; Effectiveness	37
Section 9.07	Severability	38
Section 9.08	Governing Law; Jurisdiction; Etc.	38
Section 9.09	WAIVER OF JURY TRIAL	38
Section 9.10	Headings	39
Section 9.11	Subordination	39
Section 9.12	Amendment and Restatement	39
Section 9.13	Reaffirmation	39

SCHEDULES

Schedule 3.10 – Subsidiaries
Schedule 3.11 – Taxes
Schedule 3.13 – Benefit Plans
Schedule 8.03 – Loan Parties

EXHIBITS

Exhibit A – Form of Promissory Note
Exhibit B – Form of Counterpart Agreement
Exhibit C – Form of Security Agreement
Exhibit D – Excluded Accounts

1 AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT, dated as of June 9, 2023 (this “Agreement”), among SIS HOLDINGS, L.P., a Delaware limited partnership (the “Lender”), APPGATE CYBERSECURITY, INC., a Delaware corporation (the “Borrower”), APPGATE, INC., a Delaware corporation (“Parent”), and the GUARANTORS party hereto. WHEREAS, reference is made to that certain Revolving Credit Agreement, dated as of April 26, 2022 (as amended, restated, modified and otherwise supplemented and in effect from time to time prior to the date hereof, the “Existing Credit Agreement”), among the Lender, the Borrower, Parent and the Guarantors party thereto, pursuant to which the Lender extended credit to the Borrower consisting of loans in an aggregate outstanding principal amount of $50,000,000 (the “Existing Loans”); WHEREAS, the Lender, the Borrower, Parent and the Guarantors desire to amend the Existing Credit Agreement in certain respects and to restate in its entirety the Existing Credit Agreement, and, accordingly, the parties hereto hereby agree to amend and restate in its entirety the Existing Credit Agreement as set forth herein, effective as of the Effective Date; WHEREAS, the Existing Loans, together with all accrued and unpaid interest, fees, indemnities, costs and other payment obligations that are outstanding immediately prior to the Effective Date (collectively, the “Existing Obligations”), are owing as of the Effective Date without setoff, counterclaim, deduction, offset or defense; and WHEREAS, the Borrower has agreed to secure all of the Existing Obligations and all other future Obligations by granting to the Lender a Lien on substantially all of its assets in accordance with the Security Documents ranking as a second priority Lien. NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows: ARTICLE I. DEFINITIONS Section 1.01 Defined Terms. As used in this Agreement, the following terms have the meanings specified below: “Affiliate” means, with respect to a specified Person, another Person that directly or indirectly controls or is controlled by, or under direct or indirect common control with, such specified Person. For the purposes of this definition, “control,” when used with respect to any specified Person means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing. Notwithstanding anything to the contrary herein, (i) the determination of whether a Person is an “Affiliate” of another Person for purposes of this Agreement shall be made based on the facts at the time such determination is made or required to be made, as the case may be, hereunder; (ii) no holder of Magnetar Notes shall be deemed an Affiliate of any Loan Party for purposes of this Agreement solely by virtue of their ownership of Magnetar Notes; and (iii) none

2 of Cyxtera Technologies, Inc. or any of its direct or indirect Subsidiaries shall be deemed an “Affiliate” of any Loan Party. “AML Laws” means any and all laws, statutes, regulations or obligatory government orders, decrees, ordinances or rules related to terrorism financing, money laundering, any predicate crime to money laundering or any financial record keeping applicable to Parent, the Borrower and its Subsidiaries, including any applicable provision of the PATRIOT Act and The Currency and Foreign Transactions Reporting Act (also known as the “Bank Secrecy Act,” 31 U.S.C. §§ 5311- 5330 and 12 U.S.C. §§ 1818(s), 1820(b) and 1951-1959). “Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to Parent, the Borrower and its Subsidiaries from time to time concerning or relating to bribery or corruption, including the United States Foreign Corrupt Practices Act of 1977 and the rules and regulations thereunder and the U.K. Bribery Act 2010 and the rules and regulations thereunder. “Authorized Officer” means those of each Loan Party’s officers whose signatures and incumbency shall have been certified to the Lender pursuant to Section 4.01(d). “Availability Period” means the period from and including the Effective Date to but excluding the Final Maturity Date. “Bankruptcy Law” means any federal, state or foreign bankruptcy, insolvency, receivership, reorganization, dissolution, liquidation or similar law now or hereafter in effect. “Board” means the Board of Governors of the Federal Reserve System of the United States of America. “Borrower” has the meaning given to such term in the introductory paragraph. “Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed. “Capital Stock” means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants, rights or options to purchase any of the foregoing. “Code” means the Internal Revenue Code of 1986. “Collateral” has the meaning ascribed to such term in the Security Documents. “Commission” means the U.S. Securities and Exchange Commission. “Commitment” means the principal sum of $50,000,000. “Control Agreement” means a control agreement in form and substance reasonably satisfactory to Lender that (i) is entered into, inter alios, among Lender, the securities intermediary

3 or financial institution, as applicable, and (ii) is effective for the Lender to obtain “control” (as defined in Section 9-104 of the UCC of the State of New York or Section 8-106 of the UCC of the State of New York, as applicable) of the relevant securities account or deposit account, as applicable. “Counterpart Agreement” means a Counterpart Agreement substantially in the form of Exhibit B executed by a Guarantor pursuant to Section 5.09. “Default” means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default. “Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition (in one transaction or in a series of transactions and whether effected pursuant to a Division, an issuance of Capital Stock, or otherwise) of any property by any Person (including any sale and leaseback transaction), including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith. Notwithstanding the preceding, each of the following items will be deemed not to be a Disposition: (1) any Investment that is not a Restricted Investment; (2) the sale, lease or other transfer of products, raw materials, feedstock, services or accounts receivable in the ordinary course of business; (3) the sale or other disposition of Cash Equivalents (as defined in the Note Issuance Agreement); (4) licensing and sub-licensing by the Borrower and/or any Guarantor and/or any Restricted Subsidiary of Intellectual Property permitted by Section 5.16 hereof; (5) any sale, abandonment or other disposition of damaged, worn-out, redundant or obsolete assets in the ordinary course of business; (6) the granting of Liens not prohibited by this Agreement; (7) a Restricted Payment that does not violate the terms of this Agreement; (8) any transfer of assets between or among the Borrower and/or any Guarantor and/or any Restricted Subsidiary; (9) any Permitted Equity Raise (as defined in the Note Issuance Agreement); and (10) any issuance of Permitted Disqualified Stock or awards exercisable for Common Stock pursuant to any equity incentive plan approved by the board of directors of the Borrower or Parent, as applicable.

4 “Disqualified Stock” means any Capital Stock which, by its terms (or by the terms of any security or other Capital Stock into which it is convertible or for which it is exchangeable, in each case, at the option of the holder of the Capital Stock), or upon the happening of any event or condition (a) matures or is mandatorily redeemable (other than solely for Capital Stock that is not Disqualified Stock and/or cash in lieu of fractional shares), pursuant to a sinking fund obligation or otherwise, (b) is redeemable at the option of the holder of the Capital Stock (other than solely for Capital Stock that is not Disqualified Stock and/or cash in lieu of fractional shares), in whole or in part, (c) requires the payment of any cash dividend or any other scheduled cash payment, or (d) is or becomes convertible into or exchangeable for Indebtedness (other than Indebtedness permitted to be incurred pursuant to Section 5.10 of this Agreement) or any other Capital Stock that would constitute Disqualified Stock, in each case, prior to the date that is 90 days after the date on which the Magnetar Notes mature. Notwithstanding the preceding sentence, only the portion of Capital Stock which so matures or is mandatorily redeemable, is so convertible or exchangeable or is so redeemable at the option of the holder thereof prior to such date shall be deemed to be Disqualified Stock. For the avoidance of doubt, the Common Stock (as defined in Note Issuance Agreement) as of the date hereof is not Disqualified Stock. “Dividing Person” shall have the meaning specified in the definition of “Division.” “Division” means the division of the assets, liabilities and/or obligations of a Person (the “Dividing Person”) among two or more Persons (whether pursuant to a “plan of division” or similar arrangement), which may or may not include the Dividing Person and pursuant to which the Dividing Person may or may not survive. “Dollars” or “$” or “funds” refers to lawful money of the United States of America. “Effective Date” means the first date on which the conditions specified in Section 4.01 are satisfied (or waived in accordance with Section 9.02). “Event of Default” has the meaning assigned to such term in Article VI. “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder. “Excluded Accounts” means (i) any deposit account used solely for funding payroll or segregating payroll taxes or funding other employee wage or benefit, (ii) zero balance accounts the entire balance of which is swept each Business Day to a deposit account subject to a Control Agreement, (iii) any deposit account or securities account (other than those that are Excluded Accounts pursuant to (i), (ii), (iv) and/or (vi) of this definition) that does not have an average monthly cash or Cash Equivalent balance at any time exceeding $250,000, provided that not more than an average monthly aggregate amount of $1,000,000 of cash and Cash Equivalents shall be maintained at deposit accounts and securities accounts not subject to a Control Agreement, (iv) the accounts set forth on Exhibit D attached hereto; (v) [reserved] and (vi) accounts subject to Liens that are Permitted Liens pursuant to subclauses (f), (k) or (q) of the definition of Permitted Liens (as defined in the Note Issuance Agreement). “Excluded Property” shall have the meaning set forth in the Security Agreement.

5 “Excluded Taxes” means, with respect to the Lender hereunder, (a) income or franchise Taxes imposed on (or measured by) its net income by the United States of America, or imposed as a result of a present or former connection between such Lender and the jurisdiction imposing such Taxes (other than connections arising from such Lender having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document); (b) U.S. federal withholding Taxes with respect to an applicable interest in a Loan pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment or (ii) such Lender changes its lending office; (c) Taxes attributable to such Lender’s failure to comply with Section 2.06(e) and (d) any withholding Taxes imposed under FATCA. “FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Code. “Final Maturity Date” means August 9, 2026, or to the extent that the option to extend the maturity of any Magnetar Notes (as set forth in the Note Issuance Agreement) is exercised, August 9, 2028. “Foreign Subsidiary” means any direct or indirect Subsidiary of the Borrower which is not a Subsidiary organized under the laws of the United States of America, any State thereof or the District of Columbia. “GAAP” means generally accepted accounting principles as in effect from time to time in the United States of America. “Governmental Authority” means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government. “Guarantors” means Parent and each Subsidiary listed on Schedule 8.03 and each other Subsidiary that is or becomes a party to this Agreement as a Guarantor, unless and until released as a Guarantor pursuant to the terms hereof. “Guaranty” means the guaranty of each Guarantor set forth in Article VII. “Indebtedness” has the meaning assigned to such term in the Note Issuance Agreement. “Indemnified Liabilities” has the meaning assigned to such term in Section 9.03(c). “Indemnified Parties” has the meaning assigned to such term in Section 9.03(c).

6 “Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document, and (b) to the extent not otherwise described in (a), Other Taxes. “Intellectual Property” means, with respect to any Person, all patents, patent applications and like protections, including improvements, divisions, continuation, renewals, reissues, extensions and continuations in part of the same, trademarks, trade names, trade styles, trade dress, service marks, logos and other business identifiers and, to the extent permitted under applicable law, any applications therefor, whether registered or not, and the goodwill of the business of such Person connected with and symbolized thereby, copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative works, whether published or unpublished, technology, know-how and processes, operating manuals, trade secrets, computer hardware and software, rights to unpatented inventions and all applications and licenses therefor, used in or necessary for the conduct of business by such Person and all claims for damages by way of any past, present or future infringement of any of the foregoing. “Intercreditor Agreement” means the Intercreditor Agreement, dated as of the Effective Date, by and among Lender, as the Original Subordinated Agent (as defined therein), U.S. Bank Trust Company, National Association, as the Original Senior Agent (as defined therein), the Borrower, and the Guarantors. “Investment” means, with respect to any Person, all direct or indirect investments by such Person in other Persons (including Affiliates of such Person) in the form of loans (including Guarantees (as defined in the Note Issuance Agreement)) and advances, capital contributions, purchases or other acquisitions for consideration of Capital Stock or other securities (other than advances or extensions of credit in the ordinary course of business that are in conformity with GAAP recorded as accounts receivable on the balance sheet of the Parent, the Borrower or its Subsidiaries). The amount of all Investments (other than cash) will be the fair market value (as determined in good faith by the board of directors (or the equivalent thereof) of the Borrower) on the date of the Investment. “Laws” shall mean all United States and foreign federal, state or local statutes, laws, rules, regulations, ordinances, codes, policies, rules of common law and the like, now or hereafter in effect (including, without limitation, any judicial or administrative interpretations thereof, and any judicial or administrative orders, consents, decrees or judgments). “Lender” has the meaning given to such term in the introductory paragraph. “Lien” means, with respect to any asset or right, (a) any mortgage, deed of trust, lien, pledge, encumbrance, charge, security assignment or security interest in or on such asset or right, and (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset or right. “Loan Document” means, collectively, this Agreement, the Note, the Intercreditor Agreement, the Security Documents, and each other agreement, certificate or instrument delivered in connection with any Loan Document, whether or not specifically mentioned herein or therein.

7 “Loan Party” means the Borrower and each Guarantor. “Loan Payment Date” has the meaning assigned to such term in Section 2.01(b). “Loan Request” means a request by the Borrower, signed by an Authorized Officer, for a Loan in accordance with Section 2.01(b). “Loans” means the loans made by the Lender to the Borrower pursuant to this Agreement. “Magnetar” means Magnetar Financial LLC, a Delaware limited liability company. “Magnetar Notes” means those Convertible Senior Notes issued under the Note Purchase Agreement and governed by the Note Issuance Agreement, in each case as amended, amended and restated, supplemented or otherwise modified from time to time. “Margin Stock” means “margin stock” within the meaning of Regulation U of the Board. “Material Adverse Effect” means a material adverse effect on (a) the business, financial condition, operations, or properties of Parent, the Borrower and its Subsidiaries, taken as a whole, (b) the rights and remedies of the Lender under any Loan Document; (c) the ability of the Borrower or any other Loan Party to perform the Obligations under any Loan Document; (d) the Collateral or the Lender’s Liens on the Collateral or the priority of such Liens; or (e) the rights, remedies and benefits available to, or conferred upon, the Lender under any Loan Document. “Maximum Liability” has the meaning assigned to such term in Section 7.07. “Note” has the meaning assigned to such term in Section 2.03(c). “Note Documents” means, collectively, the Note Issuance Agreement, the Note Purchase Agreement and the other Agreement Documents (as defined in the Note Issuance Agreement). “Note Issuance Agreement” means the Amended and Restated Note Issuance Agreement dated as of June 9, 2023 by and among the Borrower, the guarantors signatory thereto, Magnetar, as the Representative (as defined therein) of the Holders (as defined therein), and U.S. Bank Trust Company, National Association, in its capacity as collateral agent, as in effect as of the date hereof. “Note Obligations” means Agreement Obligations as such term is defined in the Note Issuance Agreement, as amended, amended and restated, supplemented or otherwise modified from time to time. “Note Purchase Agreement” means the Amended and Restated Note Purchase Agreement dated as of June 9, 2023 by and among the Borrower, Parent and the lenders named on the schedule of lenders attached thereto, as in effect as of the date hereof. “Obligations” means all obligations (monetary or otherwise, whether absolute, contingent, matured or unmatured), liabilities and indebtedness of every nature of each Loan Party from time to time owing to the Lender, however arising, under or in connection with any Loan Document and the principal of and premium, if any, and interest (including interest accruing during the

8 pendency of a proceeding of the type described in clause (f) of Article VI, whether or not allowed in such proceeding) on the Loans. “OFAC” means the U.S. Department of the Treasury’s Office of Foreign Assets Control. “Officer” means, with respect to the Borrower, the President, the Chief Executive Officer, the Chief Financial Officer, the Chief Commercial Officer, the Chief Integration Officer, the Chief Accounting Officer, the Controller, the Treasurer, the Secretary, any Executive or Senior Vice President or any Vice President. “Officer’s Certificate” when used with respect to the Borrower or a Guarantor, if any, means a certificate that is signed by any Officer of the Borrower or a Guarantor, if any, as the case may be. “Other Taxes” means any and all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes or any other excise or property Taxes or similar levies arising from any payment made hereunder or from the execution, delivery, performance, registration, or enforcement of, or otherwise with respect to, this Agreement. “Parent” has the meaning given to such term in the introductory paragraph. “Permitted Disqualified Stock” means any Disqualified Stock issued pursuant to any contractual obligations pursuant to agreements executed prior to February 9, 2021. “Permitted Indebtedness” means (i) “Permitted Indebtedness” as defined in the Note Issuance Agreement and (ii) the Obligations; provided that the aggregate principal amount of Magnetar Notes that constitute Permitted Indebtedness shall not, without the prior written consent of the Lender, exceed $90,000,000, plus any PIK Interest or PIK Notes issued under the Note Issuance Agreement (as such terms are defined therein). “Permitted Investments” means “Permitted Investments” as defined in the Note Issuance Agreement. “Permitted Liens” means “Permitted Liens” as defined in the Note Issuance Agreement. “Person” means an individual, a corporation, a limited liability company, an association, a partnership, a joint venture, a joint stock company, a trust, an unincorporated organization or a government or an agency or a political subdivision thereof. “Register” has the meaning assigned to such term in Section 9.04. “Restricted Investment” means any Investment, directly or indirectly, in any of the Parent’s Subsidiaries, other than a Permitted Investment. “Restricted Payments” shall have the meaning specified in Section 5.15. “Restricted Subsidiary” means any Subsidiary of Borrower other than an Unrestricted Subsidiary. As of the Effective Date, each Subsidiary of the Borrower is a Restricted Subsidiary.

9 “Sanctioned Country” means at any time, a country, region or territory which is itself (or whose government is) the subject or target of any Sanctions. “Sanctioned Person” means, at any time, (a) any Person listed in any Sanctions-related list of designated Persons maintained by OFAC (including OFAC’s Specially Designated Nationals and Blocked Persons List and OFAC’s Consolidated Non-SDN List), the U.S. Department of State, the United Nations Security Council, the European Union, any European member state, Her Majesty’s Treasury, or other relevant sanctions authority, (b) any Person operating, organized or resident in a Sanctioned Country, (c) any Person owned or controlled by, or acting or purporting to act for or on behalf of, directly or indirectly, any such Person or Persons described in clauses (a) and (b), including a Person that is deemed by OFAC to be a Sanctions target based on the ownership of such legal entity by Sanctioned Person(s) or (d) any Person otherwise a target of Sanctions, including vessels and aircraft, that are designated under any Sanctions program. “Sanctions” means any and all economic or financial sanctions, sectoral sanctions, secondary sanctions, trade embargoes and restrictions and anti-terrorism laws, including but not limited to those imposed, administered or enforced from time to time by the U.S. government (including those administered by OFAC or the U.S. Department of State), the United Nations Security Council, the European Union, any European member state, Her Majesty’s Treasury, or other relevant sanctions authority in any jurisdiction in which (a) Parent, the Borrower or any of its Subsidiaries or Affiliates is located or conducts business, (b) in which any of the proceeds of the Loans will be used, or (c) from which repayment of the Loans will be derived. “Security Agreement” means that certain security agreement in the form of Exhibit C entered into in accordance with Section 8.01(b) by and among Parent, the Borrower, the other grantors from time to time party thereto and the Lender, as amended, supplemented, modified or replaced in accordance with this Agreement and its terms. “Security Documents” means all security agreements (including the Security Agreement), intercreditor agreements, pledge agreements, collateral assignments, collateral agency agreements, debentures, Control Agreements or other grants or transfers for security executed and delivered by the Borrower or any Guarantor creating (or purporting to create) a Lien upon Collateral for the benefit of the Lender to secure the Obligations, in each case, as amended, supplemented, modified, renewed, restated or replaced, in whole or in part, from time to time, in accordance with its terms and the terms of this Agreement. “Significant Subsidiary” has the meaning assigned to such term in the Note Issuance Agreement. “Stated Maturity” means, with respect to any installment of interest or principal on any series of Indebtedness, the fixed date on which the payment of interest or principal is due and payable in the documentation governing such, and will not include any contingent obligations to repay, redeem or repurchase any such interest or principal prior to the date originally fixed for the payment thereof. “Subsidiary” means, with respect to any Person, any other Person of which more than 50% of the outstanding voting Capital Stock of such other Person is at the time directly or indirectly

10 owned or controlled by such Person, by such Person and one or more other Subsidiaries of such Person, or by one or more other Subsidiaries of such Person. Unless the context otherwise specifically requires, the term “Subsidiary” shall be a reference to a Subsidiary of Borrower. “Taxes” means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority. “Termination Date” means the date on which all Obligations in respect of the Loans (other than inchoate indemnity and reimbursement obligations) have been paid in full in cash and the Commitment shall have terminated. “Transactions” means the execution, delivery and performance by the Loan Parties of this Agreement and each other Loan Document, the borrowing of Loans and the use of the proceeds thereof. “Transfer Agent” has the meaning assigned to such term in Section 9.04. “Unrestricted Subsidiary” means any Subsidiary which the Borrower has designated as an Unrestricted Subsidiary in accordance with Section 5.19. “Wholly-Owned Subsidiary” means, with respect to any Person, any Subsidiary of such Person, 100% of the Capital Stock of which is owned by such Person (other than directors’ qualifying shares or shares required by applicable law to be held by third persons). Section 1.02 Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein (other than the Note Issuance Agreement) shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement, (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights, (f) with respect to each defined term which is defined by reference to the Note Issuance Agreement, references to “Company” used therein shall refer to the “Borrower” for purposes of this Agreement and (g) terms defined by and/or provisions qualified by reference to defined terms, sections and/or articles of the Note Issuance Agreement, as applicable, shall continue to be so defined and/or so qualified at all times despite any termination of the Note Issuance Agreement or finding that the Note Issuance Agreement, or any term thereof, is invalid, illegal or unenforceable.

11 Section 1.03 Accounting Terms; GAAP; Payments. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time. When the payment of any obligation or the performance of any covenant, duty or obligation is stated to be due or performance required on a day which is not a Business Day, the date of such payment or performance shall extend to the immediately succeeding Business Day and such extension of time shall be reflected in computing interest or fees, as the case may be. ARTICLE II. THE LOANS Section 2.01 Loans. (a) Subject to the terms and conditions set forth in this Agreement, including, without limitation, the conditions set forth in Article IV, the Lender agrees to make Loans to the Borrower from time to time during the Availability Period in an aggregate principal amount not to exceed the Lender’s Commitment. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Loans. (b) To request a Loan, the Borrower shall notify the Lender in writing of such request not later than noon, New York City time, four Business Days prior to the Loan Payment Date specified in the Loan Request; provided that each Loan shall be in an aggregate amount of $500,000 or a larger multiple of $100,000. Each written Loan Request shall specify the following information: (i) the aggregate principal amount of the Loan requested; (ii) the date of such Loan, which shall be a Business Day (a “Loan Payment Date”); and (iii) the intended use of proceeds of such Loan. Section 2.02 Funding of Loans. Subject to the terms and conditions set forth in this Agreement, including, without limitation, the conditions set forth in Article IV, the Lender shall make each Loan to be made by it hereunder on the applicable Loan Payment Date by wire transfer of immediately available funds by 5:00 p.m., New York City time, to the following account: Bank Name: [intentionally omitted] Routing Number: [intentionally omitted] Account Name: [intentionally omitted] Account Number: [intentionally omitted] Section 2.03 Repayment of Loans. (a) Repayment. The Borrower hereby unconditionally promises to pay to the Lender the outstanding principal amount of each Loan on or prior to the Final Maturity Date. The

12 Borrower further covenants and agrees to repay all accrued and unpaid interest, fees and other amounts due with respect to the Loans on the Final Maturity Date. (b) Method and Place of Payment. (i) All payments and prepayments under this Agreement shall be made to the Lender not later than 5:00 p.m., New York City time, by wire transfer of immediately available funds to such account as may be specified from time to time in writing to the Borrower, and any funds received after such time shall, for all purposes hereof, be deemed to have been paid on the next succeeding Business Day. (ii) Whenever any payment to be made hereunder shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest shall be payable at the applicable rate during such extension. (iii) All payments made by the Borrower hereunder shall be made irrespective of, and without any reduction for, any setoff or counterclaims. (c) Evidence of Loans. The Loans made hereunder shall be evidenced by a promissory note (a “Note”) payable by the Borrower to the Lender, substantially in the form of Exhibit A hereto. The Lender is hereby authorized to record the date and amount of each principal and interest payment in respect of the Loans in its books and records. Such books and records shall constitute prima facie evidence of the accuracy of the information contained therein. Section 2.04 Prepayment of Loans; Reduction of Commitment; Termination. (a) Optional Prepayments. The Borrower shall have the right at any time to prepay any Loan in whole or in part, without premium or penalty, subject to the requirements of this Section; provided, that no such prepayment may occur so long as any Note Obligations (other than unasserted inchoate indemnification obligations) are outstanding. (b) Mandatory Prepayments. Upon the occurrence of a Change of Control (as defined in the Note Issuance Agreement), and subject to the provisions of the Intercreditor Agreement, the Borrower shall prepay the outstanding principal amount of each Loan plus all accrued and unpaid interest, fees and other amounts due with respect to such Loans. (c) Commitment Reduction. The Borrower may at any time terminate, or from time to time reduce, the Commitments; provided that (i) each reduction of the Commitments shall be in an amount that is an integral multiple of $100,000 and not less than $1,000,000 and (ii) the Borrower shall not terminate or reduce the Commitments if, after giving effect to any concurrent prepayment of the Loans in accordance with clause (a), the aggregate outstanding principal amount of the Loans would exceed the total Commitments. The Commitments shall terminate in full on the Final Maturity Date. (d) Notices, Etc. The Borrower shall notify the Lender in writing of any prepayment or commitment reduction hereunder not later than noon, New York City time, four Business Days before the date of prepayment or reduction. Each such notice shall be irrevocable

13 and shall specify the prepayment or reduction date and the principal amount of each Loan or portion thereof to be prepaid or the amount of the Commitment to be reduced. Prepayments shall be accompanied by accrued interest to the extent required by Section 2.05 and shall be made in the manner specified in Section 2.03(b). Section 2.05 Interest; Fees. (a) Loans. The Borrower agrees to pay interest in respect of the unpaid principal amount of each Loan from the date of the making of such Loan until such Loan shall be paid in full at a rate per annum which shall be equal to 10%, compounded annually, such interest to be computed on the basis of a 360-day year, and paid for the actual number of days elapsed. (b) Default Interest. Notwithstanding the foregoing, during the continuation of any Event of Default, the unpaid principal amount of each Loan, or any interest or other amount payable by the Borrower hereunder that is not paid when due, shall bear interest payable to Lender on demand at a rate per annum equal to the sum of (i) 2% plus (ii) the interest rate otherwise applicable hereunder. (c) Payment of Interest. Interest on each Loan shall accrue from and including the date each Loan is made but excluding the date of any repayment thereof and shall be payable in arrears and in cash on the date of any principal repayment, at maturity (whether by demand, acceleration or otherwise) and, after such maturity, on demand. Section 2.06 Taxes. (a) Payments Free of Taxes. Any and all payments by or on account of any obligation of any Loan Party hereunder shall be made free and clear of and without deduction for any Taxes unless such deduction is required by applicable Law; provided that if any Loan Party or any other applicable withholding agent shall be required by applicable Law to deduct any Indemnified Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Lender receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions and (iii) the Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable Law. Lender agrees to take any reasonable action in order to avoid incurrence of Indemnified Taxes so long as Lender (in its reasonable discretion) suffers no legal, economic or other disadvantage. (b) Payment of Other Taxes by the Borrower. In addition, the Borrower shall timely pay any Other Taxes to the relevant Governmental Authority in accordance with applicable Law. (c) Indemnification by the Borrower. The Borrower shall indemnify the Lender, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) paid by the Lender and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority.

14 (d) Evidence of Payments. As soon as practicable after any payment of Indemnified Taxes by a Loan Party to a Governmental Authority, the Borrower shall deliver to the Lender the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Lender. (e) Status of Lender. Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower, at the time or times reasonably requested by the Borrower, such properly completed and executed documentation reasonably requested by the Borrower as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, the Lender, if reasonably requested by the Borrower, shall deliver such other documentation prescribed by applicable Law or reasonably requested by the Borrower as will enable the Borrower to determine whether or not the Lender is subject to backup withholding or information reporting requirements. The foregoing documentation shall include, as applicable and without limitation, Internal Revenue Service Form W-9 or appropriate Form W-8 required attachments thereto. Notwithstanding anything to the contrary in the preceding three sentences, the completion, execution and submission of such documentation shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. Section 2.07 Maximum Lawful Rate. This Agreement and the Note are hereby limited by this Section 2.07. In no event, whether by reason of acceleration of the maturity of the amounts due hereunder or otherwise, shall interest and fees contracted for, charged, received, paid or agreed to be paid to Lender exceed the maximum amount permissible under applicable Law. If, from any circumstance whatsoever, interest and fees otherwise would be payable to Lender in excess of the maximum amount permissible under applicable Law, the interest and fees shall be reduced to the maximum amount permitted under applicable Law. If, from any circumstance whatsoever, Lender shall have received anything of value deemed interest by applicable Law in excess of the maximum lawful amount, an amount equal to any excess of interest shall be applied to the reduction of the principal amount of the Note, in such manner as may be determined by Lender, and not to the payment of fees or interest, or if such excessive interest exceeds the unpaid balance of the principal amount of the Note, such excess shall be refunded to the Borrower. ARTICLE III. REPRESENTATIONS AND WARRANTIES Parent and the Borrower jointly and severally represent and warrant to the Lender that: Section 3.01 Organization Powers. Parent, the Borrower and each of its Subsidiaries is duly organized, validly existing and in good standing under the Laws of its jurisdiction of organization, and has all requisite power and authority to carry on its business as now conducted. Parent, the Borrower and each of its Subsidiaries is duly authorized, qualified and licensed to do business as a foreign company and is in good standing in all jurisdictions in which the character of the properties and assets now owned or leased by it or the nature of the business transacted by

15 it requires it to be so licensed or qualified, except where the lack of such qualification could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Section 3.02 Authorization; Enforceability. The Transactions are within each Loan Party’s corporate powers and have been duly authorized by all necessary corporate action. Each Loan Document has been duly executed and delivered by each Loan Party thereto and constitutes a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar Laws of general applicability affecting the enforcement of creditors’ rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at Law). Section 3.03 Governmental Approvals; No Conflicts. The Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (b) will not violate any applicable Law or regulation in any material respect or the certificate of incorporation or bylaws or other applicable organizational documents of any Loan Party or any order of any Governmental Authority, (c) will not violate or result in a default under any indenture, agreement or other instrument, including for the avoidance of doubt, the Note Issuance Agreement, binding upon any Loan Party or its assets, or give rise to a right thereunder to require any payment to be made by any such Person, where in each case such default would reasonably be expected to result in a Material Adverse Effect, and (d) will not result in the creation or imposition of any Lien on any asset of any Loan Party, other than Permitted Liens. Section 3.04 Litigation. There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority now pending against or, to the knowledge of the Borrower, threatened in writing against or affecting Parent, the Borrower or any of its Subsidiaries (a) that involve this Agreement, any other Loan Document or the Transactions or (b) that could reasonably be expected to have a Material Adverse Effect. Section 3.05 Investment Company Status. No Loan Party is an “investment company” as defined in, or subject to regulation under, the Investment Company Act of 1940. Section 3.06 Use of Credit. The proceeds of the Loans will be used by the Borrower to (i) fund working capital or other general corporate purposes and (ii) pay fees and expenses in connection with the Loans and Loan Documents. The Borrower is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying Margin Stock, and no part of the proceeds of any Loan hereunder will be used to buy or carry any Margin Stock. Section 3.07 Compliance with Laws. Neither Parent, the Borrower nor any of its Subsidiaries is in default or violation of any (a) Law or (b) note, bond, mortgage, indenture, contract, agreement, understanding, arrangement, commitment, lease, license, permit, franchise, or other instrument or obligation to which such Person is a party or by which such Person or any of its property or assets are bound or affected that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, nor does Parent, the Borrower or any of its Subsidiaries have actual knowledge that any fact or circumstance exists that, with notice, the

16 passage of time, or both notice and the passage of time, could reasonably be expected to result in such a default or violation. Section 3.08 Financial Information. The financial statements of Parent or the Borrower, as applicable, furnished to the Lender pursuant to Section 5.01 have been prepared in accordance with GAAP, consistently applied, subject, in the case of unaudited financial statements, to the absence of footnotes and changes resulting from normal, year-end audit adjustments, and present fairly in all material respects the consolidated financial condition of the Persons covered thereby as at the dates thereof and the results of their operations for the periods then ended. Section 3.09 No Material Adverse Change. There has been no material adverse change in the business, financial performance or condition, operations (including the results thereof), assets, or properties of Parent, the Borrower and its Subsidiaries, taken as a whole, since March 31, 2023. Section 3.10 Ownership of Properties; Subsidiaries. Parent, the Borrower and each of its Subsidiaries has good and valid title to, or, in the case of leased real or personal property, valid and enforceable leasehold interests (as the case may be) in, all of its material properties and assets, tangible and intangible, of any nature whatsoever, free and clear in each case of all Liens or claims, except for Permitted Liens. As of the Effective Date, neither Parent nor the Borrower have any Subsidiaries except for those listed on Schedule 3.10. Section 3.11 Taxes. Parent, the Borrower and each of its Subsidiaries has filed all material federal, state, and all other Tax returns and reports required by Law to have been filed by it and has paid all material Taxes due and owing, except any such Taxes which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books. Section 3.12 Permits; Intellectual Property. (a) Parent, the Borrower and each of its Subsidiaries has all material permits, memberships, franchises, contracts and licenses required and all Intellectual Property necessary to enable it to conduct the business in which it is now engaged and the conduct of (and use of such Intellectual Property by Parent, the Borrower or any Subsidiary in) its business as currently conducted, to the Borrower’s knowledge, does not infringe upon, misappropriate or otherwise violate the rights of any other Person, except for any such infringements, misappropriations, violations, or ownership, license or entitlement to use issues, that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. (b) Except as could not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect, (i) no Person has any right or interest of any kind or nature in or to such Loan Party’s Intellectual Property, including any right to sell, license, lease, transfer, distribute, use or otherwise exploit such Intellectual Property or any portion thereof, other than (x) in the ordinary course (including licenses and other grants made in the ordinary course of business) of the respective Loan Party’s business, (y) the Lender (to the extent provided in, and subject to the limitations and other terms contained in, the Loan Documents) and (z) such Loan Party and, to the extent not prohibited by this Agreement, any other Loan Party or Subsidiary, and

17 (ii) each Loan Party has good and exclusive title to, and, to the Loan Party’s knowledge, the valid and enforceable power and right to use and otherwise exploit, its Intellectual Property as currently used and exploited (subject to the knowledge-qualified representation in clause (a) above). (c) To each Loan Party’s knowledge, no Person is currently violating, misappropriating, infringing upon or breaching, any of the rights of any Loan Party to its Intellectual Property or is breaching any duty or obligation owed to any Loan Party in respect of its Intellectual Property, except where those violations, infringements or breaches, individually or in the aggregate, could not be reasonably expected to result in a Material Adverse Effect. No settlement or consents, covenants not to sue, nonassertion assurances, or releases have been entered into by any Loan Party, or to any Loan Party’s knowledge, to which any Loan Party is bound, that adversely affects its rights to own or use its Intellectual Property as used in its business as of the Effective Date, except as could not be reasonably expected to result in a Material Adverse Effect, in each case individually or in the aggregate. (d) As of the Effective Date, no Loan Party has received any written notice that remains outstanding challenging the validity, enforceability, rights to use or register, or ownership of any of its Intellectual Property, except where those challenges, individually or in the aggregate could not reasonably be expected to result in a Material Adverse Effect. (e) Each Loan Party has at all times complied in all material respects with all applicable Laws, as well as its own rules, policies, and procedures, relating to privacy, data protection, and the collection, processing, transfer and use of personal information collected, used, or held for use by any Loan Party. Section 3.13 Benefit Plans. Other than as set forth on Schedule 3.13, neither Parent, the Borrower nor any of its Subsidiaries maintains a plan under the Employee Retirement Income Security Act of 1974. Section 3.14 [Intentionally Omitted]. Section 3.15 Transactions with Affiliates. Except for transactions permitted under Section 5.17, neither Parent, the Borrower nor any of its Subsidiaries has entered into, renewed, extended or been a party to, any transaction (including the purchase, sale, lease, transfer or exchange of property or assets of any kind or the rendering of services of any kind) with any of its Affiliates. Section 3.16 AML Laws; Anti-Corruption Laws and Sanctions. Parent, the Borrower and each of its Subsidiaries has implemented and maintains in effect policies and procedures reasonably designed to ensure compliance by it and its respective directors, officers, employees and agents with Anti-Corruption Laws, applicable AML Laws and applicable Sanctions. None of (a) Parent, the Borrower, any of its Subsidiaries or, to the knowledge of Parent, the Borrower and each of its Subsidiaries, any of their respective directors, officers, employees or Affiliates, or (b) to the knowledge of Parent, the Borrower, any of its Subsidiaries or, any agent of Parent, the Borrower or any of its Subsidiaries, or any Affiliate that will act in any capacity in connection with or benefit from the credit facility established hereby, (i) is a Sanctioned Person or (ii) is in material violation of AML Laws, Anti-Corruption Laws, or Sanctions. The proceeds from any Loan have

18 not been or will not be used, directly or to the knowledge of the Borrower indirectly, to lend, contribute, provide or have not otherwise been made or will not otherwise be made available in violation of AML Laws, Anti-Corruption Laws, or Sanctions or for the purpose of funding any activity or business in any Sanctioned Country or for the purpose of funding any prohibited activity or business of any Sanctioned Person, absent valid and effective licenses and permits issued by each applicable Governmental Authority or otherwise in accordance with applicable Laws, or in any other manner that will result in any violation by the Lender of any Sanctions. Section 3.17 Accuracy of Information. None of the information heretofore or contemporaneously furnished in writing to the Lender by or on behalf of Parent, the Borrower or any of its Subsidiaries in connection with any Loan Document or any transaction contemplated hereby, when taken as a whole, contains any untrue statement of a material fact, or omits to state any material fact necessary to make any information, in light of the circumstances under which it is made, not misleading in any material respect as of the time when made or delivered; provided, that, with respect to projected financial information, the Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time (it being understood by the Lender that such projected financial information are as to future events and are not to be viewed as facts, the projected financial information are subject to significant uncertainties and contingencies, many of which are beyond the control of the Borrower, that no assurance can be given that any particular projected financial information will be realized and that actual results during the period or periods covered by any such projections may significantly differ from the projected results and such differences may be material). ARTICLE IV. CONDITIONS Section 4.01 Effective Date. The obligation of the Lender to extend any additional Loans hereunder shall not become effective until the first date on which the Lender shall have received each of the following documents, each of which shall be satisfactory to the Lender in form and substance, or each of the following conditions shall have been satisfied (or such condition shall have been waived in accordance with Section 9.02): (a) Credit Agreement; Note; Security Agreement; Intercreditor Agreement. Each party hereto shall have executed a counterpart of this Agreement. The Borrower shall have executed and delivered to the Lender the Note. Each party to the Security Agreement shall have executed a counterpart thereto, and the Borrower and each applicable Guarantor shall have executed and delivered to the Lender a Trademark Security Agreement, substantially in the form of Exhibit A to the Security Agreement, and a Patent Security Agreement, substantially in the form of Exhibit B to the Security Agreement. Each party to the Intercreditor Agreement shall have executed a counterpart thereof. (b) Absence of Legal Impediment. None of the parties hereto shall be subject to any order, decree or injunction of a court or agency of competent jurisdiction which enjoins or prohibits the consummation of the Transactions.

19 (c) Consents. The parties hereto shall have received all approvals or consents required in connection with the Transactions and the Loan Parties shall have delivered evidence thereof to the Lender. (d) Secretary’s Certificate. The Lender shall have received from each Loan Party, (i) a copy of a good standing certificate, dated a date reasonably close to the Effective Date, for such Loan Party and (ii) a certificate, dated as of the Effective Date, duly executed and delivered by such Loan Party’s Secretary, Assistant Secretary or other Authorized Officer as to (x) resolutions of such Loan Party’s (or its managing entity’s) board of directors, members or other body, in each case, then in full force and effect authorizing the execution, delivery and performance of each Loan Document and the transactions contemplated hereby and thereby, (y) the incumbency and signatures of those of its officers authorized to act with respect to each Loan Document to be executed by such Loan Party and (z) the full force and validity of such Loan Party’s certificate of incorporation, articles of incorporation or certificate of formation as applicable and bylaws, operating agreement or limited liability company agreement, as applicable and copies thereof. (e) Effective Date Certificate. The Lender shall have received a certificate, dated as of the Effective Date, duly executed and delivered by an Authorized Officer of the Borrower, certifying that (i) the representations and warranties set forth in each Loan Document shall, in each case, be true and correct in all material respects (except with respect to any representation or warranty qualified by materiality or Material Adverse Effect, which representation or warranty shall be true and correct in all respects), (ii) no Default shall have then occurred and be continuing, and (iii) all of the applicable conditions set forth in this Section 4.01 have been satisfied. (f) [Intentionally Omitted]. (g) Representations and Warranties. The representations and warranties set forth in each Loan Document shall, in each case, be true and correct in all material respects (except with respect to any representation or warranty qualified by materiality or Material Adverse Effect, which representation or warranty shall be true and correct in all respects). (h) Litigation. There shall not exist any action, suit, known or threatened in writing investigation, litigation, proceeding, hearing or other known or threatened in writing legal or regulatory developments, pending or threatened in any court or before any arbitrator or Governmental Authority that, individually or in the aggregate, materially impairs the Transaction or any other transactions contemplated by the Loan Documents or that could reasonably be expected to have a Material Adverse Effect. (i) Material Adverse Effect. Since March 31, 2023 there shall not have occurred any event that has resulted in, or could reasonably be expected to result in, a material adverse change in, or effect on, the general affairs, management, financial position, shareholders’ equity or results of operations of Parent, the Borrower and its Subsidiaries, taken as a whole. (j) Opinion of Counsel. The Lender shall have received an opinion, dated the Effective Date and addressed to the Lender, from Greenberg Traurig, LLP, counsel to the Loan

20 Parties, in form and substance satisfactory to the Lender and addressing matters customary for transactions of this type. (k) Fees and Expenses. All fees, documentary stamp taxes (if any) and reasonable and documented out-of-pocket expenses required to be paid on the Effective Date pursuant to the Loan Documents or any other written agreement with the Lender, to the extent invoiced at least one (1) Business Day prior to the Effective Date (or such later date as the Borrower may reasonably agree), shall have been paid (which amounts may be offset against the proceeds of any Loans made on the Effective Date). (l) Lien and Judgment Searches. The Lender shall have received: (i) the results of a Lien search (including a search as to judgments, pending litigation, bankruptcy and Tax matters), in form and substance reasonably satisfactory to the Lender, made against the Loan Parties under the UCC (or applicable judicial docket) as in effect in each jurisdiction in which filings or recordations under the UCC should be made to evidence or perfect security interests in all assets of such Loan Party, indicating among other things that the assets of each such Loan Party are free and clear of any Lien (except for Permitted Liens); and (ii) searches of ownership of intellectual property in the appropriate governmental offices and such patent, trademark and/or copyright filings as may be requested by the Lender to the extent necessary or reasonably advisable to perfect the Lender’s security interest in intellectual property Collateral. (m) [Intentionally Omitted]. (n) Filings. All Uniform Commercial Code financing statements required to be filed, registered or recorded to create the Liens intended to be created by any Security Document and perfect such Liens to the extent required by such Security Document shall have been delivered to the Lender, and shall be in proper form, for filing, registration or recording. (o) Pledged Stock; Stock Powers; Pledged Notes; Allonges. The Senior Agent (as defined in the Intercreditor Agreement) shall have received original copies of (A) the certificates representing the shares of Capital Stock pledged to the Lender pursuant to the Security Agreement (if any), together with an undated stock power for each such certificate executed in blank by a duly authorized officer of the pledgor thereof, solely to the extent such delivery is required pursuant to the terms of the Security Agreement, and (B) each promissory note (if any) pledged to pursuant to the Security Agreement, solely to the extent such delivery is required pursuant to the terms of the Security Agreement, endorsed (without recourse) in blank (or accompanied by an executed allonge in blank) by the pledgor thereof.

21 Section 4.02 Each Credit Event. The obligation of the Lender to make each Loan is subject to satisfaction of the following conditions: (a) The Lender shall have received a certificate, dated as of the applicable Loan Payment Date, duly executed and delivered by an Authorized Officer of the Borrower, certifying that: (i) the representations and warranties set forth in each Loan Document shall, in each case, be true and correct in all material respects (except with respect to any representation or warranty qualified by materiality or Material Adverse Effect, which representation or warranty shall be true and correct in all respects) on and as of the date of such Loan; (ii) no Default shall have then occurred and be continuing, or would result from the making of such Loan; and (iii) there has been no material adverse change in the ability of the Borrower to repay amounts due to Lender hereunder since the date of this Agreement. (b) The Lender shall have received a duly executed and completed Loan Request. The acceptance of the proceeds of the Loan shall constitute a representation and warranty by the Borrower to the Lender that all of the conditions required to be satisfied by this Section 4.02 in connection with the making of the Loans have been satisfied. ARTICLE V. COVENANTS Until the Termination Date, Parent and the Borrower covenant and agree with the Lender that: Section 5.01 Financial Statements; Other Information. The Borrower shall deliver to the Lender copies of the following financial statements, reports, notices and information: (a) within 15 calendar days after the same are required to be filed with the Commission (giving effect to any grace period provided by Rule 12b 25 under the Exchange Act or any successor rule under the Exchange Act (whether or not the same are filed with the Commission within such grace period)), copies of any documents or reports that Parent or any other Loan Party is required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act (excluding, for the avoidance of doubt, any information, documents or reports (or portions thereof) that are subject to confidential treatment and any correspondence with the Commission). Any such document or report that Parent or any other Loan Party files with the Commission via the Commission’s EDGAR system (or any successor thereto) shall be deemed to be delivered and filed with the Lender for purposes of this Section 5.01(a) at the time such documents are filed via the EDGAR system (or any successor thereto); provided, however, that

22 the Lender shall have no obligation whatsoever to determine whether or not such information, documents or reports have been filed pursuant to EDGAR (or its successor); (b) within 120 calendar days after the end of each fiscal year of the Borrower (beginning with the fiscal year ending on December 31, 2022), an officer certificate stating whether the signer thereof knows of any Default or Event of Default that occurred during the previous fiscal year and, if so, specifying each such Default or Event of Default, its status and what actions the Borrower is taking or proposing to take with respect thereto; and (c) such other financial and other information as the Lender may from time to time reasonably request. Section 5.02 Corporate Existence; Rights. Parent and the Borrower shall, and the Borrower shall cause each Guarantor (other than Parent) to, (a) at all times preserve and keep in full force and effect its corporate existence, except in connection with a transaction otherwise permitted under Articles 11 or 16 of the Note Issuance Agreement, and (b) maintain, preserve and protect all property (including Intellectual Property), licenses, permits, approvals, rights, privileges and franchises necessary to the conduct of its business, except, in the case of this clause (b), where the failure to do so could not likely reasonably be expected to have a Material Adverse Effect. Section 5.03 Use of Credit. The Borrower shall use the proceeds of the Loans for the purposes described in Section 3.06. The Borrower shall not engage principally, or as one of its important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying Margin Stock, and no part of the proceeds of any Loan hereunder shall be used to buy or carry any Margin Stock. The Borrower shall not request any Loan, and the Borrower shall not use, and shall procure that its Subsidiaries, directors, officers, employees, Affiliates and agents shall not use, directly or knowingly indirectly, the proceeds of any Loan (a) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws or AML Laws or (b) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country in any manner that would result in the violation of any Sanctions applicable to any party hereto. Section 5.04 Compliance with Laws . Parent and the Borrower shall, and the Borrower shall cause each Subsidiary to, comply with all Laws where the failure to so comply could reasonably be expected to have a Material Adverse Effect. Section 5.05 Insurance; Books and Records. (a) Parent and the Borrower shall, and the Borrower shall cause each Subsidiary to, maintain insurance against such risks as are customary for companies similarly situated and in the same or similar business as that of Parent, the Borrower or such Subsidiary under policies issued by financially sound and reputable insurers in such amounts as are customary with companies similarly situated and in the same or similar business. Each such policy of insurance shall (i) name the Lender as an additional insured thereunder as its interests may appear, (ii) in the case of each casualty insurance policy, contain a lender’s loss payable endorsement, satisfactory in form and

23 substance to the Lender, that names the Lender as lender loss payee thereunder and provide for at least 30 days’ prior notice to the Lender of any modification or cancellation of such policy. (b) Parent and the Borrower shall, and the Borrower shall cause each Subsidiary to, keep proper books of record and account in conformity with GAAP and all requirements of applicable Law. Section 5.06 Obligations and Taxes. Parent and the Borrower shall, and the Borrower shall cause each Subsidiary to, pay and discharge promptly when due all material Taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or in respect of its properties before the same shall become delinquent or in default, as well as all lawful claims for labor, materials and supplies or otherwise, which, if unpaid, might give rise to Liens or charges upon such properties or any part thereof; provided, however, neither Parent, the Borrower, nor any Subsidiary, shall be required to pay and discharge or to cause to be paid and discharged any such Tax, assessment, charge, levy or claim so long as the validity or amount thereof shall be contested in good faith by appropriate proceedings and Parent, the Borrower or such Subsidiary shall have set aside on its books adequate reserves with respect thereto. Section 5.07 Properties. Parent and the Borrower shall, and the Borrower shall cause each Subsidiary to, keep and maintain all of its and their respective properties useful or necessary to its and their respective business in good repair and condition, ordinary wear and tear excepted. Section 5.08 Notices. The Borrower shall give Lender prompt written notice of the following: (a) Orders; Injunctions; Litigation. the issuance by any court or Governmental Authority of any injunction, order, decision or other restraint prohibiting, or having the effect of prohibiting, the making of any Loan or the initiation of any material litigation, action, proceeding or labor controversy against or affecting the business or affairs of the Parent, Borrower or any Subsidiary; (b) Default. any Default or Event of Default, specifying the nature and extent thereof and the action (if any) that is proposed to be taken with respect thereto; and (c) Material Adverse Effect. any development in the business or affairs of Parent, the Borrower or any Subsidiary that would reasonably be expected to have a Material Adverse Effect. Section 5.09 Additional Guarantors. If, following the Effective Date, any Subsidiary of Parent (other than a Foreign Subsidiary) shall become a Guarantor (as defined in the Note Issuance Agreement) with respect to the Obligations (as defined in the Note Issuance Agreement), the Borrower shall simultaneously therewith, (i) notify the Lender thereof, (ii) cause such Subsidiary to become a Guarantor by executing a Counterpart Agreement, (iii) a Counterpart Agreement to the Security Agreement, substantially in the form of Exhibit D to the Security Agreement, and (iv) cause to be delivered to the Lender all such documents (including legal opinions and supplements to any applicable Loan Document) as the Lender shall reasonably request to evidence compliance with this Section 5.09. Furthermore, such Subsidiary (other than a Foreign Subsidiary) shall take all actions as are necessary to, or as reasonably requested by the Lender, to cause all of

24 its property and assets, other than Excluded Property, to become subject to a second priority perfected security interest in favor of the Lender (subject to any Permitted Liens) including delivery of Control Agreements over all of its accounts (other than Excluded Accounts). Section 5.10 Incurrence of Indebtedness and Issuance of Disqualified Stock. The Borrower and any Guarantor or Restricted Subsidiary shall not, directly or indirectly, create, incur, issue, assume, guarantee or otherwise become directly or indirectly liable, contingently or otherwise, with respect to (collectively, “incur”) any Indebtedness, and the Borrower and any Guarantor or Restricted Subsidiary shall not issue any Disqualified Stock; provided however, that the Borrower and any Guarantor or Restricted Subsidiary may incur Permitted Indebtedness or issue Permitted Disqualified Stock. Section 5.11 Liquidity Covenant. The Borrower covenants and agrees that it will not permit Liquidity (as defined in the Note Issuance Agreement) to be less than $5,000,000 as of the last day of any fiscal quarter (measured on March 31, June 30, September 30 and December 31 of each year). Section 5.12 Limitation on Investments. Neither the Borrower or any Guarantor or Restricted Subsidiary shall, directly or indirectly, make any Restricted Investment. Section 5.13 Limitation on Liens. The Borrower and any Guarantor or Restricted Subsidiary will not, directly or indirectly, create, incur or assume any Lien of any kind on any asset now owned or hereafter acquired by the Borrower or such Guarantor or Restricted Subsidiary; provided that the Borrower and any Guarantor or Restricted Subsidiary may incur or assume any Permitted Liens. Section 5.14 Asset Sales. The Borrower and any Guarantor or Restricted Subsidiary will not Dispose of any asset, including any Capital Stock owned by it (other than to the Borrower or any Guarantor or Restricted Subsidiary), except if sold for fair market value, but excluding Dispositions (i) of less than $2,500,000 in the aggregate; (ii) of inventory in the ordinary course of business, (iii) of non-exclusive licenses and similar arrangements for the use of the property of Parent, the Borrower or any Subsidiary in the ordinary course of business, (iv) of worn out, obsolete or damaged inventory or equipment, (v) inventory subject to write off on the Parent’s financial statements, (vi) by Parent, the Borrower or any Subsidiary to any other of the Borrower or any Guarantor or Restricted Subsidiary, (vii) constituting Permitted Investments; provided that the Capital Stock of a direct, Wholly-Owned Subsidiary of the Borrower shall not be Disposed of to another Subsidiary of the Borrower unless such receiving Subsidiary of the Borrower is a direct or indirect Wholly-Owned Subsidiary of the Borrower, and (viii) Capital Stock issued by Parent. Section 5.15 Limitation on Restricted Payments. The Borrower and any Guarantor or Restricted Subsidiary will not directly or indirectly (a) declare or pay any dividend or make any payment, distribution or return of capital, other than, in the case of a Guarantor or Restricted Subsidiary, to the Borrower or any other Guarantor or Restricted Subsidiary, (x) on account of the Borrower’s or any Guarantor’s or Restricted Subsidiary’s Capital Stock or (y) to the direct or indirect holders of the Borrower’s or any Guarantor’s or Restricted Subsidiary’s Capital Stock in their capacity as holders or (b) purchase, redeem, defease or otherwise acquire or retire for value any Capital Stock of the Borrower or any Guarantor or Restricted Subsidiary held by Persons

25 (other than repurchases of stock from former employees, officers, directors, consultants or other persons performing services for the Borrower or any Guarantor or Restricted Subsidiary pursuant to the terms of stock repurchase plans, employee restricted stock agreements or similar agreements under which the Borrower or any Guarantor or Restricted Subsidiary has the option to repurchase such shares upon the occurrence of certain events, such as the termination of employment or service, or pursuant to a right of first refusal in an amount not to exceed 5% of the Capital Stock of the Borrower or Guarantor or Restricted Subsidiary then outstanding in any fiscal year) (such payments as described in parts (a) and (b) hereof, “Restricted Payments”). Section 5.16 Intellectual Property. The Borrower and any Guarantor or Restricted Subsidiary will not permit any material Intellectual Property of the Borrower or any Guarantor or Restricted Subsidiary as of or after the Effective Date (by way of Disposition, Investment, Restricted Payment or otherwise) to be owned by any Person other than the Borrower or any Guarantor or Restricted Subsidiary, except that the Borrower and any Guarantor or Restricted Subsidiary shall be permitted to license and sub-license Intellectual Property in the ordinary course of business. For the avoidance of doubt, this Section 5.16 shall not prohibit the sale or issuance of any Capital Stock of the Parent that is permitted under this Agreement. Section 5.17 Limitations on Transactions with Affiliates. The Borrower and any Guarantor or Restricted Subsidiary will not directly or indirectly enter into or permit to exist any material transaction with any Affiliate of the Borrower or any Guarantor or Restricted Subsidiary, except for (a) transactions that are in the ordinary course of business, upon commercially reasonable terms that are no less favorable to the Borrower or applicable Guarantor or Restricted Subsidiary than would be obtained at the time in a comparable, arm’s length transaction with a non-affiliated Person, (b) transactions between or among the Borrower and/or any Guarantor and/or Restricted Subsidiary and that are not otherwise prohibited by this Agreement, (c) licenses and sublicenses in the ordinary course of business, (d) any Restricted Payment to the extent permitted by Section 5.15, (e) reasonable and customary director, officer and employee compensation, including bonuses, and other benefits, including retirement, health, stock option, other equity and other benefit plans and indemnification arrangements and any issuance of securities, or other payments, awards or grants in cash, securities or otherwise in connection therewith, and (f) the existence of, and the performance of obligations of the Borrower or any of its Subsidiaries under the terms of any agreement to which the Borrower or any of its Subsidiaries is a party as of or on February 9, 2021 and disclosed on Schedule II to the Note Issuance Agreement, as these agreements may be amended, modified, supplemented, extended or renewed from time to time; provided, however, that any future amendment, modification, supplement, extension or renewal entered into after the Effective Date shall be permitted solely to the extent that its terms are not more disadvantageous in any material respect to the Lender than the terms of the agreements in effect on the Effective Date. Section 5.18 Nature of Business. Parent and the Borrower shall not, and the Borrower shall not permit any Subsidiary to, make any material change in the nature of its business as conducted on the Effective Date. Section 5.19 Designation of Subsidiaries. The Borrower may, at any time after the Effective Date, designate any Subsidiary as an Unrestricted Subsidiary (other than a Subsidiary that is a Guarantor) or as a Restricted Subsidiary by providing written notice to the Lender;

26 provided that (i) immediately before and after such designation, no Default or Event of Default shall have occurred and be continuing and (ii) no Unrestricted Subsidiary shall own any equity interests in any Restricted Subsidiary; provided, further that, for so long as the Magnetar Notes shall remain outstanding, no Subsidiary may be designated an Unrestricted Subsidiary unless such Subsidiary is designated as an Unrestricted Subsidiary pursuant to and in accordance with the Note Issuance Agreement. Section 5.20 Anti-Layering. The Parent and Borrower shall not, nor shall the Borrower permit any of the Guarantors to, directly or indirectly, create, incur, assume or otherwise become or remain liable with respect to any Indebtedness of the type described in (i) clauses (a) and (d) of the definition of “Indebtedness” and/or (ii) clause (f) of the definition of “Indebtedness” with respect to the type of Indebtedness described in clause (i) of this Section 5.20, that is contractually senior in right of payment to the Obligations hereunder or secured by a Lien, other than, in each case, (a) the Note Obligations (provided that the aggregate principal amount of the Magnetar Notes shall not exceed $90,000,000, plus any PIK Interest or PIK Notes issued under the Note Issuance Agreement (as such terms are defined therein)), or (b) any such Indebtedness solely between or among the Borrower and/or any Guarantor and/or any Restricted Subsidiary; provided, that in the case of clause (b) of this Section 5.20, no liens granted in connection therewith are granted in favor of Person who is not a Loan Party. Section 5.21 Post-Closing Obligations. The Borrower or the applicable Guarantor will deliver to the Lender each of the following agreements, documents, instruments and other items, in each case within the time periods set forth below (which time periods may, in each case, be extended by the Lender in its sole discretion, which extension may be provided in the form of an email from the Lender or its special U.S. counsel, Latham & Watkins LLP, on the Lender’s behalf), in each case in form and substance reasonably satisfactory to the Lender: (a) On or before the date which is five days after the Effective Date, evidence of termination of the UCC financing statement naming Immunity, Inc., as debtor, and HSBC Bank USA, National Association, as secured party (file number: 201001155048378; originally filed: January 15, 2010); (b) On or before the date which is ten days after the Effective Date, certificates, agreements or instruments representing or evidencing the Pledged Shares (as defined in the Security Agreement) (to the extent such Pledged Shares are certificated) issued by Domestic Subsidiaries, in a suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank, delivered to the Original Senior Agent; (c) On or before the date which is 30 days after the Effective Date, the insurance policy endorsements set forth in Section 5.05(a); (d) Within 45 days of the Restatement Date, certificates, agreements or instruments representing or evidencing the Pledged Shares issued by Foreign Subsidiaries, in a suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank, delivered to the Original Senior Agent; and

27 (e) On or before the date which is 60 days after the Effective Date, Control Agreements over all accounts of the Borrower and Guarantors (other than Excluded Accounts). Section 5.22 Further Assurances. Subject to the limitations set forth herein and in the Security Documents, the Borrower and the Guarantors shall execute and deliver such further instruments and do such further acts as may be reasonably necessary, desirable or proper, or that the Lender may reasonably request, to carry out more effectively the provisions of this Agreement or any other Loan Document. The Parent and Company shall, and shall cause each Guarantor to, at their sole cost and expense, (i) execute and deliver all such agreements and instruments as shall be necessary or as the Lender shall reasonably request to more fully or accurately describe the property intended to be Collateral or the Obligations intended to be secured by the Security Documents and (ii) file any such notice filings, financing statements or other agreements or instruments as may be necessary, proper or desirable, or that the Lender may reasonably request, to attach and perfect (and maintain the attachment, perfection and priority) the Liens created by the Security Documents, subject to Permitted Liens, in each case subject to the terms of, and to the extent required by, the Security Documents. ARTICLE VI. EVENTS OF DEFAULT If any of the following events (“Events of Default”) shall occur: (a) the Borrower or any Loan Party shall default in the payment or prepayment when due of (i) any principal of any Loan or (ii) any interest on any Loan or any other monetary Obligation, and in the case of clause (ii) such default shall continue unremedied for a period of three Business Days after such amount was due; (b) any representation or warranty made or deemed to be made by Parent, the Borrower or any of the Subsidiaries in any Loan Document (including any certificates delivered pursuant to Article V) is or shall be incorrect when made or deemed to have been made in any material respect; (c) Parent, the Borrower or any Subsidiary shall default in the due performance or observance of any of its obligations under Sections 5.09, 5.10, 5.11, 5.12, 5.13, 5.14, 5.15, 5.16, 5.17, 5.18 or 5.20 and such failure remains unremedied for 30 calendar days after the occurrence thereof; (d) failure by the Borrower, or any Guarantor or Restricted Subsidiary, as applicable, for 60 calendar days after written notice from the Lender has been received by the Borrower, to comply with any other covenants and obligations of the Borrower or any Guarantor or Restricted Subsidiary, as applicable, contained in the Loan Documents; (e) default by the Borrower, any Guarantor, if any, or solely with respect to clause (e)(i) hereunder, any Subsidiary, with respect to any mortgage, agreement or other instrument under which there may be outstanding, or by which there may be secured or evidenced, any Indebtedness for money borrowed of $5,000,000 (or the foreign currency equivalent thereof) or more in the aggregate of the Borrower and any Guarantors whether such Indebtedness now

28 exists or shall hereafter be created (i) resulting in such Indebtedness becoming or being declared immediately due and payable, (ii) constituting a failure to pay the principal of or interest on any such Indebtedness when due and payable at its Stated Maturity, upon required repurchase, upon declaration of acceleration or otherwise and in the cases of clauses (i) and (ii) such acceleration shall not have been rescinded or annulled or such failure to pay or default shall not have been cured or waived, or such Indebtedness is not paid or discharged, as the case may be, within 30 calendar days after written notice to the Borrower by the Lender; (f) the Borrower, any Guarantor, if any, or any Significant Subsidiary of the Borrower shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to the Borrower or any such Guarantor or Significant Subsidiary or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of the Borrower, any such Guarantor, if any, or Significant Subsidiary or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors; (g) an involuntary case or other proceeding shall be commenced against the Borrower or any Guarantor, if any, or any Significant Subsidiary of the Borrower seeking liquidation, reorganization or other relief with respect to the Borrower or any such Guarantor or Significant Subsidiary or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of the Borrower or any such Guarantor or Significant Subsidiary or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 60 consecutive calendar days; (h) final judgment or judgments for the payment of $5,000,000 (or its foreign currency equivalent) or more (excluding any amounts covered by insurance) in the aggregate rendered against the Borrower or any Guarantor, if any, which judgment is not discharged, paid, bonded, waived or stayed within 60 days after (i) the date on which the right to appeal thereof has expired if no such appeal has commenced, or (ii) the date on which all rights to appeal have been extinguished; (i) the Guaranty by any Guarantor, if any, ceases to be in full force and effect or such Guaranty is declared by a court of competent jurisdiction to be null and void and unenforceable or the Guaranty is found by a court of competent jurisdiction to be invalid or such Guarantor denies its liability under its Guaranty; (j) (i) any of the Security Documents shall cease for any reason to be in full force and effect (other than in accordance with its terms), or the Borrower, a Guarantor or Restricted Subsidiary, shall so assert in writing, or (ii) the Lien created by any of the Security Documents, shall cease to be, or shall be asserted in writing by the Borrower, any Guarantor or Restricted Subsidiary not to be, perfected (to the extent required by this Agreement or the Security Agreement) and enforceable in accordance with its terms or of the same effect as to perfection and priority purported to be created thereby with respect to any material portion of the Collateral (other

29 than in connection with any termination of such Lien in respect of any Collateral as permitted by this Agreement or by any of the Security Documents); (k) the Intercreditor Agreement ceases to be in full force and effect (except in accordance with its terms) or the Intercreditor Agreement is declared by a court of competent jurisdiction to be null and void and unenforceable or the Intercreditor Agreement is found by a court of competent jurisdiction to be invalid; then, and in every such event, and at any time thereafter during the continuance of such event, the Lender may in its sole discretion (except in the case of an Event of Default occurring under clause (f) or (g) above, in which case both of the following will occur automatically) take either or both of the following actions, at the same or different times: (i) declare the unpaid principal amount of and any and all accrued and unpaid interest on the Indebtedness under this Agreement and any and all other obligations pursuant to this Agreement, and the same shall thereupon be, immediately due and payable with all additional interest from time to time accrued thereon and without presentation, demand, or protest or other requirements of any kind (including, without limitation, valuation and appraisement, diligence, presentment, notice of intent to demand or accelerate and notice of acceleration), all of which are hereby expressly waived by each Loan Party; or (ii) terminate the Commitment, and thereupon the Commitment shall terminate immediately. All amounts received as a result of the exercise of remedies under the Loan Documents or under applicable Law shall be applied upon receipt to the Obligations as follows: (1) first, to the payment in full in cash of all interest (including interest accruing after the commencement of a proceeding in bankruptcy, insolvency or similar law, whether or not permitted as a claim under such law) and fees owing under the Loan Documents, and all costs and expenses owing to the Lender pursuant to the terms of the Loan Documents, until paid in full in cash, (2) second, to the payment of the principal amount of the Loans then outstanding, (3) third, to the payment of all other Obligations owing to the Lender and (4) fourth, and following the Termination Date, to the Borrower or any other Person lawfully entitled to receive such surplus. The Lender shall, upon the occurrence and during the continuance of any Event of Default, have the right to appropriate and apply to the payment of the Obligations owing to it (whether or not then due). The Lender agrees promptly to notify the Borrower after any such appropriation and application made by the Lender; provided that, the failure to give such notice shall not affect the validity of such setoff and application. The rights of the Lender under this paragraph are in addition to other rights and remedies (including other rights of setoff under applicable Law or otherwise) which the Lender may have. ARTICLE VII. GUARANTY Section 7.01 Guaranty. Each Guarantor hereby unconditionally and irrevocably guaranties, as primary obligor and joint and several co-debtor and not merely as a surety, the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of all Obligations, and the Guarantors further agrees to pay the expenses

30 which may be paid or incurred by the Lender in collecting any or all of the Obligations and enforcing any rights under this Guaranty or under the Obligations in accordance with this Agreement. This Guaranty shall remain in full force and effect until the Obligations (other than any contingent indemnity or expense reimbursement obligations) are paid in full. Section 7.02 Waiver of Subrogation. Notwithstanding any payment or payments made by any Guarantor (or any setoff or application of funds of any Guarantor by the Lender) in respect of unpaid Obligations of the Borrower, each Guarantor shall not be entitled to be subrogated to any of the rights of the Lender against the Borrower or any collateral security or guaranty or right to offset held by the Lender for the payment of such Obligations, nor shall any Guarantor seek reimbursement from the Borrower in respect of payments made by the Guarantor hereunder, in each case until such time as (a) all Obligations (other than any contingent indemnity or expense reimbursement obligations) of the Borrower shall have been paid in full and (b) no Default or Event of Default has occurred and is continuing. Section 7.03 Modification of Borrower Obligations. Each Guarantor hereby consents that, without the necessity of any reservation of rights against such Guarantor and without notice to or further assent by such Guarantor, any demand for payment of the Obligations made by the Lender may be rescinded by the Lender, and the Obligations continued, and the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guaranty therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Lender, and that this Agreement, any promissory notes, and the other Loan Documents, including without limitation, any collateral security document or other guaranty or document in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Lender may deem advisable from time to time, and, to the extent permitted by applicable Law, any collateral security or guaranty or right of offset at any time held by the Lender, for the payment of the Obligations may be sold, exchanged, waived, surrendered or released, all without the necessity of any reservation of rights against such Guarantor and without notice to or further assent by such Guarantor which, to the fullest extent permitted by Law, will remain bound hereunder notwithstanding any such renewal, extension, modification, acceleration, compromise, amendment, supplement, termination, sale, exchange, waiver, surrender or release. The Lender shall not have any obligation to protect, secure, perfect or insure any collateral security document or property subject thereto at any time held as security for the Obligations. When making any demand hereunder against any Guarantor, the Lender may, but shall be under no obligation to, make a similar demand on any other party or any other guarantor and any failure by the Lender to make such demand or to collect any payments from the Borrower or other guarantor shall not, to the fullest extent permitted by Law, relieve such Guarantor of its obligations or liabilities hereunder, and shall, to the fullest extent permitted by Law, not impair of affect the rights and remedies, express or implied, or as a matter of Law, of the Lender, against any Guarantor. For the purposes of this Section “demand” shall include the commencement and continuance of legal proceedings. Section 7.04 Waiver of the Guarantors. Each Guarantor waives the benefits of division and discussion and any and all notice of the creation, renewal, extension or accrual of the Obligations, and notice of proof of reliance by the Lender upon this Guaranty or acceptance of this Guaranty, and the Obligations, and any of them, shall conclusively be deemed to have been

31 created, contracted, continued or incurred in reliance upon this Guaranty, and all dealings between any Guarantor and the Lender shall likewise be conclusively presumed to have been had or consummated in reliance upon this Guaranty. Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or such Guarantor with respect to the relevant Obligations. This Guaranty shall, to the fullest extent permitted by Law, be construed as continuing absolute and unconditional guaranty of payment (and not of collection) without regard to the validity, regularity or enforceability of this Agreement, any promissory note, or any other Loan Document, including, without limitation, any collateral security or guaranty therefor or right to offset with respect thereto at any time or from time to time held by the Lender and without regard to any defense, setoff or counterclaim which may at any time be available to or may be asserted by the Lender against any other Person, or by any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or any Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower or any Guarantor for any of its Obligations, or of any Guarantor under this Guaranty in bankruptcy or in any other instance, and the obligations and liabilities of such Guarantor hereunder shall not be conditioned or contingent upon the pursuit by the Lender or any other Person at any time of any right or remedy against the Borrower or against any other Person which may be or become liable in respect of any Obligations or against any collateral security or guaranty therefor or right to offset with respect thereto. This Guaranty shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon each Guarantor and its successors and assigns thereof, and shall inure to the benefit of the Lender and its successors, endorsees, transferees and assigns, until the Obligations shall have been satisfied in full. Section 7.05 Reinstatement. This Guaranty shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligations is rescinded or must otherwise be restored or returned by the Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Guarantor or the Borrower or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, any Guarantor, the Borrower or any substantial party of their respective property, or otherwise, all as though such payments had not been made. Section 7.06 Continuing Guaranty. This Guaranty shall remain in full force and effect and shall be binding on each Guarantor, its successors and assigns until all of the Obligations (other than any contingent indemnity or expense reimbursement obligations) have been satisfied in full; provided that the Guaranty of any Subsidiary Guarantor shall be automatically released upon the consummation of any transaction not prohibited hereunder as a result of which such Guarantor shall cease to be a Subsidiary. Section 7.07 Maximum Liability. The provisions of this Guaranty are severable, and in any action or proceeding involving any Bankruptcy Law, if the obligations of any Guarantor under this Guaranty would otherwise be held or determined to be avoidable, invalid or unenforceable on account of the amount of such Guarantor’s liability under this Guaranty, then, notwithstanding any other provision of this Guaranty to the contrary, the amount of such liability shall, without any further action by the Guarantors or the Lender, be automatically limited and reduced to the highest amount that is valid and enforceable as determined in such action or proceeding (such highest amount determined hereunder being the relevant Guarantor’s “Maximum Liability”). This

32 Section 7.07 with respect to the Maximum Liability of each Guarantor is intended solely to preserve the rights of the Lender to the maximum extent not subject to avoidance under applicable Law, and no Guarantor nor any other Person or entity shall have any right or claim under this Section 7.07 with respect to such Maximum Liability, except to the extent necessary so that the obligations of any Guarantor hereunder shall not be rendered voidable under applicable Law. Each Guarantor agrees that the Obligations may at any time and from time to time exceed the Maximum Liability of each Guarantor without impairing this Guaranty or affecting the rights and remedies of the Lender hereunder; provided that, nothing in this sentence shall be construed to increase any Guarantor’s obligations hereunder beyond its Maximum Liability. ARTICLE VIII.COLLATERAL AND SECURITY Section 8.01 Security Documents. (a) Subject to Section 8.01(b) below, the due and punctual payment of the principal of, premium, if any, and interest on the Loans and amounts due hereunder and under the Guaranty when and as the same shall be due and payable, subject to any applicable grace period, whether on an interest payment date, by acceleration, purchase, repurchase or otherwise, and interest on the overdue principal of, premium, if any, and interest on the Loans and the performance of all other Obligations of the Borrower and the Guarantors to the Lender under the Loan Documents shall be secured by the Security Documents. The Security Documents shall provide for the grant by the Borrower and the Guarantors party thereto to the Lender of security interests in the Collateral. (b) The Borrower shall, and shall cause each of the Guarantors on the Effective Date (or after the Effective Date, on the date such Person becomes a Guarantor) to enter into the Security Agreement and such additional assignments, agreements, powers of attorney and instruments, and take such other actions, in each case as are necessary or reasonably requested by the Lender to grant the Lender a second priority Lien on the Collateral. Such Security Agreement and the other Security Documents shall provide for the grant by the Borrower and the Guarantors party thereto to the Lender of security interests in the Collateral. Section 8.02 Recording and Opinions. Each of the Borrower and the Guarantors hereby authorizes the filing of the initial financing statements pursuant to the UCC by the Lender. The Borrower shall, and shall cause each of the Guarantors to, at its sole cost and expense, take or cause to be taken such actions as may be required by the Security Documents, to perfect, maintain (with the priority required under the Security Documents), preserve and protect the valid and enforceable, perfected (except as expressly provided herein or therein) security interests in and on all the Collateral granted by the Security Documents in favor of the Lender as security for the Obligations contained in this Agreement, the Guaranty and the Security Documents, superior to and prior to the rights of all third Persons, and subject to no other Liens (other than Permitted Liens). The Borrower shall from time to time promptly pay all financing and continuation statement recording and/or filing fees, charges and recording and similar taxes relating to this Agreement, the Security Documents and the other Loan Documents and any amendments hereto or thereto and any other instruments of further assurance required pursuant hereto or thereto as reasonably requested by the Lender.

33 Section 8.03 Release of Collateral. (a) The Liens of the Lender created by the Security Documents shall not at any time be released on all or any portion of the Collateral from the Liens created by the Security Documents unless such release is in accordance with the provisions of this Agreement, the applicable Security Documents and the other Loan Documents. (b) The release of any Collateral from the Liens created by the Security Documents shall not be deemed to impair the security under this Agreement in contravention of the provisions hereof if and to the extent the Collateral is released pursuant to this Agreement and the Security Documents. Section 8.04 Specified Releases of Collateral. (a) Collateral shall be released from the Liens created by the Security Documents at any time or from time to time in accordance with the provisions of the Security Documents and this Agreement. The Liens securing the Collateral shall be automatically released without the need for further action by any Person under any one or more of the following circumstances: (i) in part, as to any property that is sold, transferred, disbursed or otherwise disposed of by the Borrower or any Guarantor (other than to the Borrower, any Guarantor, any Subsidiary of the Borrower or any Affiliate of the foregoing) in a transaction expressly permitted by this Agreement, the Security Documents and the other Loan Documents at the time of such sale, transfer, disbursement or disposition; (ii) in whole or in part, with the consent of the Lender; (iii) in whole with respect to the Collateral of any Guarantor, upon the release of the Guaranty of such Guarantor in accordance with this Agreement; (iv) in whole or in part, as applicable, as to all or any portion of the Collateral which has been taken by eminent domain, condemnation or similar circumstances; and (v) in part, in accordance with the applicable provisions of the Security Documents and this Agreement. (b) Upon a release in accordance with Section 8.04(a) and the request of the Borrower pursuant to an Officer’s Certificate (in form and substance reasonably satisfactory to the Lender) that a specified release of Collateral is requested in accordance therewith and confirming the satisfaction of the requirements under this Agreement and the Security Documents, as applicable, have been met, and any instruments of termination, satisfaction or release prepared by the Borrower or the Guarantors, as the case may be, the Lender and at the expense of the Borrower or the Guarantors, shall execute, deliver or acknowledge such instruments or releases (in form and substance reasonably satisfactory to the Lender) reasonably requested by the Borrower in order to evidence the release from the Liens created by the Security Documents of any Collateral permitted to be released pursuant to this Agreement or the Security Documents.

34 Section 8.05 Release upon Satisfaction and Discharge or Amendment. (a) The Liens on all Collateral that secure the Obligations shall be automatically terminated and released without the need for further action by any Person: (i) upon the full and final payment in cash and performance of the Borrower’s and the Guarantors’ respective Obligations under this Agreement, the Guaranty and the other Loan Documents (other than contingent indemnification obligations that have yet to accrue); (ii) upon satisfaction and discharge of this Agreement as described under Section 3.01; or (iii) with the prior written consent of the Lender. (b) Upon a release in accordance with Section 8.05(a), any instruments of termination, satisfaction or release prepared by the Borrower or the Guarantors, as the case may be, the Lender and at the expense of the Borrower or the Guarantors, shall execute, deliver or acknowledge such instruments or releases, in each case in form and substance reasonably satisfactory to Lender, to evidence the release from the Liens created by the Security Documents. Section 8.06 Form and Sufficiency of Release and Subordination. In the event that the Borrower or any Guarantor has sold, exchanged, or otherwise disposed of or proposes to sell, exchange or otherwise Dispose of any portion of the Collateral that may be sold, exchanged or otherwise disposed of by the Borrower or such Guarantor to any Person other than the Borrower, a Guarantor, a Subsidiary or any Affiliate thereof in compliance with this Agreement and the Security Documents, and the Borrower or such Guarantor requests, pursuant to an Officer’s Certificate (in form and substance reasonably satisfactory to the Lender) that a sale, exchange or disposition of property that constitutes Collateral is being made in compliance with this Agreement and the Security Documents and that the conditions to the release of such Collateral (if any) have been met, that (a) the Lender furnish a UCC termination statement, written disclaimer, release, quit-claim or other applicable release document of any interest in such property under this Agreement and the Security Documents, or, (b) to the extent applicable to such Collateral, take all action that is necessary or reasonably requested by the Borrower in writing (in each case at the expense of the Borrower) to promptly release and reconvey to the Borrower or such Guarantor, without recourse, such Collateral or promptly deliver such Collateral in its possession to the Borrower or such Guarantor, the Lender, as applicable, shall execute, acknowledge and deliver to the Borrower or such Guarantor (in the form prepared by the Borrower (provided such form is in form and substance reasonably satisfactory to the Lender) at the Borrower’s sole expense) such an instrument promptly or take such other action so requested after satisfaction of the conditions set forth herein for delivery of any such release. Section 8.07 Purchaser Protected. No purchaser or grantee of any property or rights purported to have been released from the Lien of this Agreement or of the Security Documents shall be bound to ascertain the authority of the Lender, as applicable, to execute the release or to inquire as to the existence of any conditions herein prescribed for the exercise of such authority; nor shall any purchaser or grantee of any property or rights permitted by this Agreement to be sold

35 or otherwise disposed of by the Borrower be under any obligation to ascertain or inquire into the authority of the Borrower to make such sale or other disposition. ARTICLE IX. MISCELLANEOUS Section 9.01 Notices. All notices and other communications provided under any Loan Document shall be in writing or by facsimile or by email and addressed, delivered or transmitted, if to the Borrower, a Guarantor or the Lender, to the applicable Person at its address or facsimile number or email address set forth on its signature page to this Agreement, or at such other address or facsimile number as may be designated by such party in a notice to the other parties; provided that any notice or other communication provided under any Loan Document to the Lender at its address shall be accompanied by a duplicate of the applicable notice or other communication to its email address. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when the confirmation of transmission thereof is received by the transmitter; and any notice, if transmitted by email, shall be deemed given when transmitted if transmitted during normal business hours on a Business Day and shall be deemed given at the opening of business on the subsequent Business Day if transmitted after normal business hours. Section 9.02 Waivers; Amendments. (a) No Deemed Waivers; Remedies Cumulative. No failure or delay by the Lender in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Lender hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or any other Loan Document or consent to any departure by the Borrower therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan shall not be construed as a waiver of any Default, regardless of whether the Lender may have had notice or knowledge of such Default at the time. (b) Amendments. No provision of this Agreement or any other Loan Document may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrower and Lender. Section 9.03 Expenses; Indemnification. (a) Costs and Expenses. The Borrower shall pay all reasonable out-of-pocket expenses incurred by the Lender, including any documentary stamp taxes and the fees, charges and disbursements of any counsel for the Lender, in connection with (i) the negotiation, preparation, execution and delivery of the Loan Documents and any amendments, waivers,

36 consents, supplements or other modifications to any Loan Document as may from time to time hereafter be required, whether or not the transactions contemplated at such time are consummated; and (ii) the enforcement or protection of its rights under or in connection with this Agreement or any other Loan Document. (b) Waiver Of Consequential Damages, Etc. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO SHALL NOT ASSERT, AND HEREBY WAIVES, ANY CLAIM AGAINST ANY OTHER PARTY HERETO OR ANY INDEMNITEE, ON ANY THEORY OF LIABILITY, FOR SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES (AS OPPOSED TO DIRECT OR ACTUAL DAMAGES) ARISING OUT OF, IN CONNECTION WITH, OR AS A RESULT OF, THIS AGREEMENT OR ANY AGREEMENT OR INSTRUMENT CONTEMPLATED HEREBY, THE TRANSACTIONS, ANY LOAN OR THE USE OF THE PROCEEDS THEREOF. (c) Indemnification. In consideration of the execution and delivery of this Agreement by the Lender, the Borrower hereby indemnifies, agrees to defend, exonerates and holds the Lender and each of its partners, members, officers, directors, employees, agents or controlling persons (collectively, the “Indemnified Parties”) free and harmless from and against any and all actions, causes of action, suits, losses, costs, liabilities, obligations and damages, and expenses incurred in connection therewith (irrespective of whether any such Indemnified Party is a party to the action for which indemnification hereunder is sought), including reasonable attorneys’ and professionals’ fees and disbursements, whether incurred in connection with actions between the parties hereto or between the parties hereto and third parties (collectively, the “Indemnified Liabilities”), including, without limitation, Indemnified Liabilities arising out of or relating to the entering into and performance of any Loan Document by any of the Indemnified Parties (including any action brought by or on behalf of the Borrower as the result of any determination by the Lender not to fund any Loan as a consequence of the Borrower’s failure to satisfy the conditions set forth therein); provided that the Borrower shall have no obligation or liability under this Section 9.03(c) with respect to any Indemnified Liabilities that arise from or are the direct result of an Indemnified Party’s gross negligence or willful misconduct, as determined by a final, non-appealable judgment of a court of competent jurisdiction. If and to the extent that the foregoing indemnification may be unenforceable for any reason, the Borrower agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable Law. (d) Payments. All amounts due under this Section shall be payable promptly after written demand therefor. Section 9.04 Assignments. No party may transfer any of its rights or obligations hereunder without the prior written consent of (a) the Borrower, in the case of a transfer by the Lender or (b) the Lender, in the case of a transfer by any Loan Party (and any attempted assignment or transfer by any party without such consent shall be null and void); provided, that Lender shall be permitted to transfer its rights and obligations hereunder to any Affiliate without the prior written consent of Borrower. Nothing in this Agreement, express or implied, shall be construed to confer upon any Person (other than the parties hereto and their respective successors and assigns permitted hereby) any legal or equitable right, remedy or claim under or by reason of this Agreement. The initial Lender identified in the introductory paragraph of this Agreement, acting

37 solely for this purpose as an agent of the Borrower (the “Transfer Agent”), shall maintain a register in its offices to ensure that such Loan is in “registered form” under Sections 5f.103-1(c) and 1.871- 14(c)(1)(i) of the United States Treasury Regulations (the “Register”). Transfers of interests in the Loan and rights to payment of principal and interest under the Loan may be transferred only through book entries in the Register. The Register shall be available for inspection by the Borrower at any reasonable time and from time to time upon reasonable prior notice. If the Lender assigns any portion of any Loan, (i) Lender shall promptly notify the Borrower and Transfer Agent in writing of such assignment and the name and address and other identifying information of the assignee reasonably requested by Borrower or Transfer Agent, and the portion of the principal amount and interest under the Loan assigned to the assignee, (ii) the Transfer Agent shall record such assignment in the Register, and (iii) such assignee shall be treated as a Lender for purposes of Section 2.06. Section 9.05 Survival. All covenants, agreements, representations and warranties made by the Borrower herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall survive the execution and delivery of this Agreement and the making of any Loans, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid and so long as the Commitment has not expired or terminated. The provisions of Sections 2.06 and 9.03 shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Commitment or the termination of this Agreement or any provision hereof. Section 9.06 Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Loan Documents constitutes the entire contract among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Lender and when the Lender shall have received counterparts hereof which, when taken together, bear the signatures hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of this Agreement. The words “execution,” “signed,” “signature,” and words of like import in any Loan Document or any agreement entered into in connection therewith, or any notice, certificate or other instrument delivered in connection therewith, shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

38 Section 9.07 Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. Section 9.08 Governing Law; Jurisdiction; Etc. (a) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. (b) Submission to Jurisdiction. Each Loan Party hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Lender may otherwise have to bring any action or proceeding relating to this Agreement against any Loan Party or its properties in the courts of any jurisdiction. (c) Waiver of Venue. Each Loan Party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. (d) Service of Process. Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law. Section 9.09 WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE

39 THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION. Section 9.10 Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement. Section 9.11 Subordination. Notwithstanding anything herein to the contrary, the repayment of the Loans and all other Obligations hereunder is subordinated to the repayment and performance of the Note Obligations pursuant to the terms of the Intercreditor Agreement and all obligations hereunder to make any payment are subject to the restrictions set forth in the Intercreditor Agreement. The Borrower agrees to use commercially reasonable efforts to promptly cure any Event of Default (as defined under the Note Issuance Agreement). Section 9.12 Amendment and Restatement. (a) This Agreement amends and restates in its entirety the Revolving Credit Agreement, dated as of April 26, 2022, by and among the parties hereto. (b) No Novation. This Agreement does not extinguish, discharge or release the Existing Obligations outstanding under the Existing Credit Agreement; provided, that the terms and conditions of the Existing Obligations shall be as set forth in this Agreement, it being understood and agreed that this Agreement amends and restates and supersedes in all respects the Existing Credit Agreement. Nothing herein contained shall be construed as a novation of the Existing Obligations, which shall remain in full force and effect, except as modified hereby or by instruments executed concurrently herewith in accordance with the terms and conditions of this Agreement. (c) Estoppel. To induce the Lender to enter into this Agreement, each Loan Party hereby acknowledges and agrees that, as of the Effective Date and to such Loan Party’s knowledge, there exists no right of offset, defense or counterclaim in favor of such Loan Party as against the Lender with respect to the Existing Obligations or the Existing Credit Agreement. (d) Release. The Borrower and each other Loan Party forever releases and discharges the Lender and its officers, partners, members, directors, trustees, advisors, employees, shareholders, attorneys, controlling persons, agents, sub-agents and each of their respective heirs, successors and assigns from any and all claims, suits, demands, accounts or causes of action the Borrower and the other Loan Parties may have against the Lender or its agents, officers and directors, whether known or unknown and whether arising out of, in connection with or otherwise relating to, directly or indirectly, the Existing Credit Agreement and the transactions contemplated thereby. Section 9.13 Reaffirmation. Each Guarantor hereby (a) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party (after giving effect hereto) and (b) to the extent such Guarantor guaranteed

40 the Borrower’s Obligations under or with respect to the Loan Documents, ratifies and reaffirms such guarantee.

[Signature Page to Amended and Restated Revolving Credit Agreement] IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written. APPGATE CYBERSECURITY, INC. as Borrower By: /s/ Leo Taddeo Name: Leo Taddeo Title: CEO Address for Notices: 2 Alhambra Plaza, Suite PH-1-B Coral Gables, Florida 33134 Attention: Jeremy M. Dale, General Counsel APPGATE, INC. as Parent By: /s/ Leo Taddeo Name: Leo Taddeo Title: CEO Address for Notices: 2 Alhambra Plaza, Suite PH-1-B Coral Gables, Florida 33134 Attention: Jeremy M. Dale, General Counsel

42 CRYPTZONE WORLDWIDE, INC. as Guarantor By: /s/ Leo Taddeo Name: Leo Taddeo Title: CEO Address for Notices: 2 Alhambra Plaza, Suite PH-1-B Coral Gables, Florida 33134 Attention: Jeremy M. Dale, General Counsel CRYPTZONE INTERNATIONAL HOLDINGS, INC. as Guarantor By: /s/ Leo Taddeo Name: Leo Taddeo Title: CEO Address for Notices: 2 Alhambra Plaza, Suite PH-1-B Coral Gables, Florida 33134 Attention: Jeremy M. Dale, General Counsel

43 CRYPTZONE NORTH AMERICA, INC. as Guarantor By: /s/ Leo Taddeo Name: Leo Taddeo Title: CEO Address for Notices: 2 Alhambra Plaza, Suite PH-1-B Coral Gables, Florida 33134 Attention: Jeremy M. Dale, General Counsel IMMUNITY, INC. as Guarantor By: /s/ Leo Taddeo Name: Leo Taddeo Title: CEO Address for Notices: 2 Alhambra Plaza, Suite PH-1-B Coral Gables, Florida 33134 Attention: Jeremy M. Dale, General Counsel IMMUNITY FEDERAL SERVICES, LLC as Guarantor By: /s/ Leo Taddeo Name: Leo Taddeo Title: CEO Address for Notices: 2 Alhambra Plaza, Suite PH-1-B Coral Gables, Florida 33134 Attention: Jeremy M. Dale, General Counsel

44 IMMUNITY PRODUCTS, LLC as Guarantor By: /s/ Leo Taddeo Name: Leo Taddeo Title: CEO Address for Notices: 2 Alhambra Plaza, Suite PH-1-B Coral Gables, Florida 33134 Attention: Jeremy M. Dale, General Counsel IMMUNITY SERVICES, LLC as Guarantor By: /s/ Leo Taddeo Name: Leo Taddeo Title: CEO Address for Notices: 2 Alhambra Plaza, Suite PH-1-B Coral Gables, Florida 33134 Attention: Jeremy M. Dale, General Counsel EASY SOLUTIONS ENTERPRISES, CORP. as Guarantor By: /s/ Leo Taddeo Name: Leo Taddeo Title: CEO Address for Notices: 2 Alhambra Plaza, Suite PH-1-B Coral Gables, Florida 33134 Attention: Jeremy M. Dale, General Counsel

45 EASY SOLUTIONS, INC. as Guarantor By: /s/ Leo Taddeo Name: Leo Taddeo Title: CEO Address for Notices: 2 Alhambra Plaza, Suite PH-1-B Coral Gables, Florida 33134 Attention: Jeremy M. Dale, General Counsel CATBIRD NETWORKS, INC. as Guarantor By: /s/ Leo Taddeo Name: Leo Taddeo Title: CEO Address for Notices: 2 Alhambra Plaza, Suite PH-1-B Coral Gables, Florida 33134 Attention: Jeremy M. Dale, General Counsel

46 SIS HOLDINGS, L.P. as Lender By: SIS HOLDINGS GP, LLC, its General Partner By: /s/ Manuel Medina Name: Manuel Medina Title: President and Chief Executive Officer Address for Notices: 2333 Ponce De Leon Boulevard Suite 900 Coral Gables, Florida 33134 Attn: Rene Rodriguez, in his capacity at Medina Capital Victor Semah, in his capacity at Medina Capital Email: [intentionally omitted] With a copy to: BC Partners Inc. 650 Madison Avenue, New York, NY 10022 Attn: David Leland Benjamin Phillips Email: [intentionally omitted]

Exhibit A-1 Exhibit A to Credit Agreement [FORM OF] PROMISSORY NOTE $50,000,000 New York, New York April 26, 2022 FOR VALUE RECEIVED, the undersigned, APPGATE CYBERSECURITY, INC., a Delaware corporation (the “Borrower”), hereby promises to pay to SIS HOLDINGS, L.P., a Delaware limited partnership (the “Lender”), on or before the Final Maturity Date, the lesser of (x) FIFTY MILLION DOLLARS ($50,000,000) and (y) the unpaid principal amount of all Loans made by the Lender to the Borrower under the Revolving Credit Agreement, dated as of the date hereof (as amended, amended and restated, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Guarantors from time to time party thereto and the Lender. Unless otherwise defined, capitalized terms used herein have the meanings provided in the Credit Agreement. The Borrower also promises to pay interest on the unpaid principal amount hereof, from the date hereof until paid in full, at the rates and at the times which shall be determined in accordance with the provisions of the Credit Agreement. Payments of both principal and interest are to be made in lawful money of the United States of America in same day or immediately available funds to the account designated by the Lender. This promissory note is the promissory note issued pursuant to and entitled to the benefits of the Credit Agreement to which reference is hereby made for a more complete statement of the terms and conditions under which the Loans evidenced hereby were made and are to be repaid. The Borrower hereby waives diligence, presentment, demand, protest and notice of any kind whatsoever. The nonexercise by the holder of any of its rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance. The borrowings of principal and all payments and prepayments of the principal hereof and interest hereon and the respective dates and maturity dates thereof shall be endorsed by the holder hereof on the schedule attached hereto and made a part hereof or on a continuation thereof that shall be attached hereto and made a part hereof, or otherwise recorded by such holder in its internal records; provided, however, that the failure of the holder hereof to make such a notation or any error in such a notation shall not affect the obligations of the Borrower under this promissory note.

[Signature Page to Note] This promissory note shall be governed by, and construed in accordance with, the laws of the State of New York. APPGATE CYBERSECURITY, INC. By: Name: Title:

Exhibit B-1 Exhibit B to Credit Agreement [FORM OF] COUNTERPART AGREEMENT This Counterpart Agreement, dated [  ] (this “Counterpart Agreement”) is delivered pursuant to the Amended and Restated Revolving Credit Agreement, dated as of June [9], 2023 (as amended, amended and restated, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Appgate Cybersecurity, Inc., a Delaware corporation (the “Borrower”), the Guarantors from time to time party thereto and SIS Holdings, L.P, a Delaware limited partnership (the “Lender”). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement. Accession to the Credit Agreement. Pursuant to Section 5.09 of the Credit Agreement, the undersigned (the “New Guarantor”) hereby: agrees that this Counterpart Agreement may be attached to the Credit Agreement and that by the execution and delivery hereof, the undersigned becomes a Guarantor under the Credit Agreement and agrees to be bound by all of the terms thereof with the same force and effect as if originally named therein as a Guarantor; and represents and warrants that each of the representations and warranties set forth in the Credit Agreement (other than such representations and warranties that relate solely to facts and conditions as of the Effective Date) and applicable to the undersigned is true and correct in all material respects as of the date hereof except in the case of a representation and warranty that expressly relates to a prior date, in which case such representation and warranty is true and correct in all material respects as of such earlier date; provided that in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality or “Material Adverse Effect” in the text thereof. Waivers; Amendments. Neither this Counterpart Agreement nor any term hereof may be waived, discharged or terminated except pursuant to an agreement or agreements in writing signed by the party (including, if applicable, any party required to evidence its consent to or acceptance of this Counterpart Agreement) against whom enforcement of such change, waiver, discharge or termination is sought. Counterparts. This Counterpart Agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Counterpart Agreement by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of this Counterpart Agreement. The words “execution,” “signed,” “signature,” and words of like import in this Counterpart Agreement shall be deemed to include electronic signatures or the keeping of

Exhibit B-2 records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 9.01 of the Credit Agreement. Governing Law. THIS COUNTERPART AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. Severability. Any provision of this Counterpart Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

[Signature Page to Counterpart] IN WITNESS WHEREOF, the undersigned has caused this Counterpart Agreement to be duly executed and delivered by its duly authorized officer as of the date above first written. [NAME OF NEW GUARANTOR] By: Name: Title: Address for Notices: ACKNOWLEDGED AND ACCEPTED, as of the date above first written: SIS HOLDINGS, L.P., as Lender By: SIS HOLDINGS GP, LLC, its General Partner By: Name: Title:

Exhibit C to Credit Agreement [FORM OF] SECURITY AGREEMENT

Pledge and Security Agreement REFERENCE IS MADE TO THAT CERTAIN INTERCREDITOR AND SUBORDINATION AGREEMENT, DATED AS OF THE DATE HEREOF (AS AMENDED, RESTATED, AMENDED AND RESTATED, SUPPLEMENTED, AMENDED AND RESTATED OR OTHERWISE MODIFIED AND IN EFFECT FROM TIME TO TIME, THE “INTERCREDITOR AGREEMENT”), AMONG U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, AS COLLATERAL AGENT FOR THE SECURED PARTIES REFERRED TO THEREIN; SIS HOLDINGS, L.P., AS ORIGINAL SUBORDINATED AGENT; APPGATE, INC., A DELAWARE CORPORATION; AND CERTAIN SUBSIDIARIES PARTY THERETO. NOTWITHSTANDING ANY OTHER PROVISION CONTAINED HEREIN, THE LIENS CREATED HEREBY AND THE RIGHTS, REMEDIES, DUTIES AND OBLIGATIONS PROVIDED FOR HEREIN ARE SUBJECT IN ALL RESPECTS TO THE PROVISIONS OF THE INTERCREDITOR AGREEMENT. IN THE EVENT OF ANY CONFLICT OR INCONSISTENCY BETWEEN THE PROVISIONS OF THIS AGREEMENT AND THE INTERCREDITOR AGREEMENT, THE PROVISIONS OF THE INTERCREDITOR AGREEMENT, AS APPLICABLE, SHALL CONTROL. PLEDGE AND SECURITY AGREEMENT PLEDGE AND SECURITY AGREEMENT dated as of June 9, 2023 (as amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), among Appgate, Inc., a Delaware corporation (“Parent”), Appgate Cybersecurity, Inc., a Delaware corporation (“Company”), each of the Subsidiaries of the Company identified under the caption “OBLIGORS” on the signature pages hereto and each entity, if any, that becomes an “Obligor” hereunder as contemplated by Section 5.12 (collectively, the “Subsidiary Guarantors” and, together with Company and Parent, the “Obligors”), and SIS Holdings, L.P., a Delaware limited partnership (“Lender”). WHEREAS, Company, Parent, the Subsidiary Guarantors and Lender are parties to an Amended and Restated Revolving Credit Agreement, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein but not otherwise defined shall have the meaning assigned to such term in the Credit Agreement); WHEREAS, the Obligors are the direct or indirect legal and beneficial owners of all of the Pledged Shares more particularly described on Annex 3 attached hereto; WHEREAS, each Subsidiary Guarantor, as a Subsidiary of the Company, and Parent, as the owner of 100% of the issued and outstanding common stock of the Company, will derive substantial direct and indirect benefits from the Credit Agreement (which benefits are hereby acknowledged by each Subsidiary Guarantor and Parent); and WHEREAS, to induce the Lender to enter into the Credit Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Obligor has agreed to grant a security interest in the Collateral as security for the Secured Obligations. Accordingly, the parties hereto agree as follows: Section 1. Definitions, Etc. 1.01 Certain Uniform Commercial Code Terms. As used herein, the terms “Accession”, “Account”, “As-Extracted Collateral”, “Chattel Paper”, “Commercial Tort Claims”, “Commodity Account”, “Commodity Contract”, “Deposit Account”, “Document”, “Electronic Chattel Paper”,

- 2 - “Equipment”, “Farm Products”, “Fixture”, “General Intangible”, “Goods”, “Health-care-insurance receivable”, “Instrument”, “Inventory”, “Investment Property”, “Letter-of-Credit Right”, “Manufactured Home”, “Payment Intangible”, “Proceeds”, “Promissory Note”, “Record”, “Supporting Obligation”, and “Tangible Chattel Paper” have the respective meanings set forth in Article 9 of the NYUCC, and the terms “Financial Asset”, “Instruction”, “Securities Account”, “Security”, “Security Entitlement” and have the respective meanings set forth in Article 8 of the NYUCC. 1.02 Additional Definitions. In addition, as used herein: “Collateral” has the meaning assigned to such term in Section 3. “Contract” means all written contracts and agreements between any Obligor and any other Person (in each case, whether third party or intercompany) as the same may be amended, extended, restated, amended and restated, supplemented, replaced or otherwise modified from time to time, including (i) all rights of any Obligor to receive moneys due and to become due to it thereunder or in connection therewith, (ii) all rights of any Obligor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect thereto, (iii) all rights of any Obligor to damages arising thereunder and (iv) all rights of any Obligor to terminate and to perform and compel performance of, such contracts and to exercise all remedies thereunder. “Copyright Collateral” means all Copyrights, whether now owned or hereafter acquired by any Obligor, including each Copyright identified in Annex 4. “Copyrights” means all copyrights, copyright registrations and applications for copyright registrations, including all renewals and extensions thereof, all rights to recover for past, present or future infringements thereof and all other rights whatsoever accruing thereunder or pertaining thereto. “Counterpart Agreement” means a Counterpart Agreement substantially in the form of Exhibit D delivered by a Person pursuant to Section 5.12. “Excluded Accounts” has the meaning set forth in the Credit Agreement. “Excluded Equity Interests” shall mean any of the outstanding Shares of a Foreign Subsidiary which is not a Guarantor in excess of 65% of the voting power of all classes of Shares of such Foreign Subsidiary entitled to vote to the extent the Parent and the Lender agree that a pledge thereof would result in materially adverse tax consequences to the Parent. “Excluded Property” has the meaning assigned to such term in Section 3. “Initial Pledged Shares” means the Shares of each Issuer beneficially owned by any Obligor on the date hereof and identified in Annex 3. For the avoidance of doubt, Initial Pledged Shares shall not include the Excluded Equity Interests (if any). “Insurance” means all property and casualty insurance policies covering any or all of the Collateral (regardless of whether Lender is the loss payee thereof). “Intellectual Property” means any and all (a) Patents, Copyrights, and Trademarks; (b) inventions (whether or not patentable and whether or not reduced to practice), utility models, invention disclosures, any other rights of invention, and all improvements thereon; (c) mask works

- 3 - and integrated circuit topologies, and any applications, registrations and renewals for any of the foregoing; (d) industrial designs and any applications, registrations and renewals for any of the foregoing; (e) trade secrets, know-how, show-how, technology, skills, expertise, experience, and all other confidential or proprietary business or technical information, in each case whether tangible or intangible, and all documentation relating to any of the foregoing, including, any ideas, concepts, research and development, customer and supplier lists and related information, pricing and cost information, business and marketing plans and proposals, any other financial, marketing and business data, technical data, research records, test data, test information, employee work product, records of invention, processes, methods, techniques, formulations, compilations, patterns, compositions, specifications, programs, device, schematics, drawings, designs, flow charts, state diagrams and sequence diagrams; (f) databases and data collections; (g) moral and economic rights of authors, artists and inventors, however denominated, and all other rights of priority and protection of interests therein, and waivers of such rights by others; (h) copies and tangible embodiments thereof (in whatever form or medium); (i) names, likenesses and biographical data of natural persons and other publicity rights; and (j) all other proprietary rights. “Intercreditor Agreement” has the meaning assigned to such term in the header of this Agreement. “Issuers” means, collectively, (a) the respective Persons identified on Annex 3 under the caption “Share Issuer”, (b) any other Person that shall at any time be a Subsidiary of any Obligor, and (c) the issuer of any Shares hereafter owned by any Obligor. “NYUCC” means the Uniform Commercial Code as in effect from time to time in the State of New York. “Original Senior Agent” has the meaning assigned to such term in the Intercreditor Agreement. “Patent Collateral” means all Patents, whether now owned or hereafter acquired by any Obligor, including each Patent identified in Annex 4, and all income, royalties, damages and payments now or hereafter due and/or payable under or with respect thereto. “Patents” means all patents and patent applications, including the inventions and improvements described and claimed therein together with the reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, all income, royalties, damages and payments now or hereafter due and/or payable with respect thereto, all damages and payments for past or future infringements thereof and rights to sue therefor, and all rights corresponding thereto throughout the world. “Pledged Shares” means, collectively, (i) the Initial Pledged Shares and (ii) all other Shares of any Issuer now or hereafter owned by any Obligor, together in each case with (a) all certificates representing the same, (b) all Shares, securities, moneys or other property representing a dividend on or a distribution or return of capital on or in respect of the Pledged Shares, or resulting from a split-up, revision, reclassification or other like change of the Pledged Shares or otherwise received in exchange therefor, and any warrants, rights or options issued to the holders of, or otherwise in respect of, the Pledged Shares, and (c) without prejudice to any provision of any of the Loan Documents prohibiting any merger or consolidation by an Issuer, all Shares of any successor entity of any such merger or consolidation. For the avoidance of doubt, Pledged Shares shall not include the Excluded Equity Interests.

- 4 - “Receivable” means all Accounts and any other right to payment for goods or other property sold, leased, licensed or otherwise disposed of or for services rendered, whether or not such right is evidenced by an Instrument or Chattel Paper or classified as a Payment Intangible and whether or not it has been earned by performance. References herein to Receivables shall include any Supporting Obligation or collateral securing such Receivable. “Secured Obligations” means the “Obligations” as defined in the Credit Agreement. “Senior Loan Documents” has the meaning assigned to such term in the Intercreditor Agreement. “Shares” means shares of capital stock of a corporation, limited liability company interests, partnership interests and other ownership or Capital Stock of any class in any Person. “Specified Permitted Liens” means Liens permitted under clauses (b), (v), and (x) in the definition of Permitted Liens in the Note Issuance Agreement and involuntary Permitted Liens by operation of law. “Trademark Collateral” means all Trademarks, whether now owned or hereafter acquired by any Obligor, including each Trademark identified in Annex 4, together, in each case, with the goodwill of the business connected with the use of, and symbolized by, each such trade name, trademark and service mark. Notwithstanding the foregoing, the Trademark Collateral does not and shall not include any Trademark that would be rendered invalid, abandoned, void or unenforceable by reason of its being included as part of the Trademark Collateral. “Trademarks” means all trade names, trademarks and service marks, logos, trademark and service mark registrations, and applications for trademark and service mark registrations, including all renewals of trademark and service mark registrations, all rights to recover for all past, present and future infringements thereof and all rights to sue therefor, and all rights corresponding thereto throughout the world. “USCO” means United States Copyright Office. “USPTO” means the United States Patent and Trademark Office. 1.03 Terms Generally. Terms used herein and not otherwise defined herein are used herein as defined in the Credit Agreement. The definitions of terms herein may, unless the context otherwise requires, be used in the singular or the plural, depending on the reference. References herein to any Section, Appendix, Schedule or Exhibit shall be to a Section, an Appendix, a Schedule or an Exhibit, as the case may be, hereof unless otherwise specifically provided. The use herein of the word “include” or “including,” when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation” or “but not limited to” or words of similar import) is used with reference hereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter. The terms lease and license shall include sub-lease and sub-license, as applicable.

- 5 - Section 2. Representations and Warranties. Each Obligor represents and warrants to Lender that the following statements are true and correct: 2.01 Title. Such Obligor is the sole beneficial owner of the Collateral in which it purports to grant a security interest pursuant to Section 3 and no Lien exists upon the Collateral (and no right or option to acquire the same exists in favor of any other Person) other than (a) the security interest created or provided for herein, which security interest constitutes a valid perfected security interest after giving effect to the filing of a financing statement in the jurisdiction of formation of each Obligor, naming such Obligor as debtor and the Original Senior Agent as secured party, to the extent such security interest may be perfected by the filing of a financing statement, and (b) Permitted Liens. 2.02 Names, Etc. The full and correct legal name, type of organization, jurisdiction of organization, organizational ID number (if applicable) and mailing address of each Obligor as of the date hereof are correctly set forth in Annex 1. Said Annex 1 also correctly specifies for any Obligor that is not a registered organization or is not organized under any State of the United States, the place of business of each Obligor or, if such Obligor has more than one place of business, the location of the chief executive office of such Obligor. Also set forth in Annex 1 is a description of all the occasions in which any of the Obligors has acquired the Shares of another entity or substantially all the assets of another entity within the past five years (including the exact legal name and jurisdiction of organization of such entity), except with respect to the Specified Transaction. 2.03 Changes in Circumstances. Such Obligor has not (a) within the period of four months prior to the date hereof, changed its location (as defined in Section 9-307 of the NYUCC), (b) except as specified in Annex 1, heretofore changed its name within the past five years, (c) except as specified in Annex 2, heretofore become a “new debtor” (as defined in Section 9-102(a)(56) of the NYUCC) with respect to a currently effective security agreement previously entered into by any other Person, or (d) except with respect to the Specified Transaction, changed its identity or corporate structure within the past five years. 2.04 Pledged Shares. The Initial Pledged Shares constitute 100% of the issued and outstanding Shares of each Issuer beneficially owned directly by such Obligor on the date hereof (other than any Shares held in a Securities Account referred to in Annex 3 or any Excluded Equity Interests), whether or not registered in the name of such Obligor. Annex 3 correctly identifies, as at the date hereof, the respective Issuers of the Initial Pledged Shares and (in the case of any corporate Issuer) the respective class and par value of such Shares, whether such Shares are certificated and the respective number of such Shares (and registered owner thereof) represented by each such certificate. The Initial Pledged Shares are, and all other Pledged Shares in which such Obligor shall hereafter grant a security interest pursuant to Section 3 will be, (i) duly authorized, validly existing, fully paid and non-assessable (in the case of any Shares issued by a corporation) and (ii) duly issued and outstanding (in the case of any Shares in any other entity), and none of such Pledged Shares are or will be subject to any contractual restriction, or any restriction under the charter, by-laws, partnership agreement or other organizational instrument of the respective Issuer thereof, upon the transfer of such Pledged Shares (except for any such restriction contained herein or in the Loan Documents, or under such organizational instruments or any Specified Permitted Liens). All certificates, agreements or instruments representing or evidencing the Pledged Shares (to the extent such Pledged Shares are certificated) in existence on the date hereof have been, or will be, delivered to Lender in a suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank and (assuming continuing possession by Lender of all such Pledged

- 6 - Shares) Lender has a perfected security interest therein. Notwithstanding the foregoing, in accordance with the terms of the Intercreditor Agreement, all certificates, agreements or instruments representing or evidencing the Pledged Shares that have been or shall be delivered to the Original Senior Agent shall be held by the Original Senior Agent as gratuitous bailee for the Lender solely for purposes of perfecting the security interest granted under this Agreement. 2.05 Promissory Notes, Instruments and Tangible Chattel Paper. Other than the Global Intercompany Note, Annex 3 sets forth a complete and correct list of all Promissory Notes (including any intercompany notes), Instruments and Tangible Chattel Paper held by any Obligor on the date hereof with a value of $100,000 or greater individually or with a value of $250,000 or greater in the aggregate. 2.06 Intellectual Property. Annex 4 sets forth under the name of such Obligor a complete and correct list of all Copyright registrations, Patents, Patent applications, Trademark registrations and Trademark applications owned by such Obligor on the date hereof (or, in the case of any supplement to said Annex 4, effecting a grant of security interest with respect thereto, as of the date of each such supplement). 2.07 Deposit Accounts, Securities Accounts and Commodity Accounts. Annex 5 sets forth a complete and correct list of all Deposit Accounts, Securities Accounts and Commodity Accounts of the Obligors on the date hereof as well as whether those accounts constitute an Excluded Account. 2.08 Commercial Tort Claims. Annex 6 sets forth a complete and correct list of all Commercial Tort Claims of the Obligors in existence on the date hereof with a value of $100,000 or greater individually or with a value of $250,000 or greater in the aggregate. 2.09 Letter-of-Credit Rights. Annex 7 sets forth a complete and correct list of all letters of credit issued in favor of each Obligor, as beneficiary thereunder, on the date hereof with a value of $100,000 or greater individually or with a value of $250,000 or greater in the aggregate. 2.10 Foreign Intellectual Property. No Intellectual Property registered in a jurisdiction outside of the United States of America is material to the business of any Obligor. 2.11 Special Collateral. As of the date hereof, none of the Collateral constitutes, or is the Proceeds of, (1) Farm Products, (2) As-Extracted Collateral, (3) Manufactured Homes, (4) timber to be cut, (5) Health-care-insurance receivables, (6) [reserved], (7) aircraft, aircraft engines, satellites, ships or railroad rolling stock or (8) motor vehicles or other goods subject to a certificate of title statute of any jurisdiction. 2.12 Benefit to Each Obligor. The Obligors are members of an affiliated group of Persons, and the Obligors are engaged in related businesses. The obligations of each Obligor pursuant to this Agreement reasonably may be expected to benefit, directly or indirectly, it; and each Obligor has determined that this Agreement is necessary and convenient to the conduct, promotion and attainment of the business of such Obligor. Such Obligor has received at least “reasonably equivalent value” (as such phrase is used in Section 548 of the Bankruptcy Code and in comparable provisions of other applicable law) and more than sufficient consideration to support its obligations hereunder in respect of the Secured Obligations and under any of the Loan Documents to which it is a party. 2.13 Consents; Authorizations, etc. No consent, approval, authorization, or other order or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required (i) for the grant of a security interest by such Obligor in and to the Collateral pursuant to this

- 7 - Agreement or for the execution, delivery, or performance of this Agreement by such Obligor, or (ii) for the exercise by Lender of the voting or other rights provided for in this Agreement with respect to the Investment Property or the remedies in respect of the Collateral pursuant to this Agreement, except (A) as may be required in connection with such disposition of Investment Property by laws affecting the offering and sale of securities generally, (B) consents or approvals that have been obtained and that are still in force and effect, (C) with respect to registered Copyrights only, the recordation of the Copyright Security Agreement with the USCO, (D) customary procedures required by applicable law in connection with the foreclosure or other realization on the security interest, (E) filings and recordings with respect to the Collateral required to be made, as of the Effective Date or thereafter, in each case, in accordance with the Loan Documents, (F) on or prior to the date that they are required to be made pursuant to the terms of the Loan Documents, other filings, recordings or other actions necessary to perfect Liens granted to Lender in Collateral and (G) the Senior Loan Documents. 2.14 Limited Liability Companies; Partnerships, etc. As to the limited liability company or partnership interests, issued under any operating agreement or partnership agreement of any Obligor, each Obligor hereby represents and warrants that the Pledged Shares issued pursuant to such agreement (A) are not dealt in or traded on securities exchanges or in securities markets, (B) do not constitute investment company securities, (C) are not held by such Obligor in a securities account and (D) are not securities governed by Article 8 of the Uniform Commercial Code as in effect in any relevant jurisdiction. Section 3. Collateral. As collateral security for the payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations, each Obligor hereby pledges and grants to Lender as hereinafter provided a security interest in all of such Obligor’s right, title and interest in, to and under the following property, in each case whether tangible or intangible, wherever located, and whether now owned by such Obligor or hereafter acquired and whether now existing or hereafter coming into existence (all of the property described in this Section 3 being collectively referred to herein as “Collateral”): (a) all Accounts, Receivables and Receivables Records; (b) all As-Extracted Collateral; (c) all Chattel Paper; (d) all Deposit Accounts; (e) all Documents and Contracts; (f) all Equipment; (g) all Fixtures; (h) all General Intangibles, including any and all claims for damages by way of past, present and future infringement of any Intellectual Property, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of Intellectual Property; (i) all Goods not covered by the other clauses of this Section 3;

- 8 - (j) the Pledged Shares; (k) all Instruments, including all Promissory Notes; (l) all Insurance; (m) all Intellectual Property; (n) all Inventory; (o) all Investment Property, including all Securities, all Securities Accounts and all Security Entitlements with respect thereto and Financial Assets carried therein, and all Commodity Accounts and Commodity Contracts; (p) all Letter-of-Credit Rights; (q) all Money, as defined in Section 1-201(24) of the NYUCC; (r) all commercial tort claims, as defined in Section 9-102(a)(13) of the NYUCC, including those arising out of the events described on Annex 6; (s) all other tangible and intangible personal property whatsoever of such Obligor; and (t) all Proceeds of any of the Collateral, all Accessions to and substitutions and replacements for, any of the Collateral, and all offspring, rents, profits and products of any of the Collateral, and, to the extent related to any Collateral, all books, correspondence, credit files, records, invoices and other papers (including all tapes, cards, computer runs and other papers and documents in the possession or under the control of such Obligor or any computer bureau or service company from time to time acting for such Obligor), provided that Collateral hereunder shall not include: (1) any lease, license, contract, property rights or agreement to which any Obligor is a party (or to any of its rights or interests thereunder) if the grant of such security interest would constitute or result in either (i) the abandonment, invalidation or unenforceability of any right, title or interest of any Obligor therein or (ii) in a breach or termination pursuant to the terms of, or a default under, any such lease, license, contract, property rights or agreement (other than to the extent that any such term would be rendered ineffective by Section 9-406, 9-407, 9-408 or 9-409 of the UCC), provided that the Collateral shall include, and the security interest granted by each Obligor shall attach to, immediately at such time as the contractual or legal prohibition shall no longer be applicable and to the extent severable, any portion of such lease, license, contract, property rights or agreement not subject to the prohibitions specified in (i) or (ii) above, provided further, that the exclusions referred to in this clause (1) shall not include any Proceeds of any such lease, license, contract, property rights or agreement, (2) any intent-to-use United States trademark application for which an “Amendment to Allege Use” or “Statement of Use” has not been filed under 15 U.S.C. § 1051(c) or (d), respectively, or, if filed, has not been deemed in conformance with 15 U.S.C. § 1051 (a) or (c) and accepted by the USPTO, unless and until a “Statement of Use” or “Amendment to Allege Use” is filed, has been deemed in conformance with 15 U.S.C. § 1051 (a) and (c) or examined and accepted, respectively, by the USPTO, (3) Excluded Accounts which constitute “Excluded Accounts” pursuant to clause (i) of the definition thereof, (4) any assets and the proceeds thereof which are subject to a purchase money security interest or a Capital Lease Obligation which is permitted to be granted or entered into by an Obligor under the terms of the Credit Agreement but only to the extent that an agreement evidencing such purchase money security interest or Capital Lease Obligations contains a

- 9 - term that restricts, prohibits, or requires a consent (that has not been obtained) of a Person (other than an Obligor or any of its Subsidiaries or their respective Affiliates) to, the creation, attachment or perfection of the security interest granted with respect to such assets, and any such restriction, prohibition and/or requirement of consent is effective and enforceable under applicable law and is not rendered ineffective by applicable law, (5) Excluded Equity Interests, (6) Non-Material Real Property (other than to the extent a security interest therein may be perfected by the filing of a UCC financing statement or similar filings under applicable law), (7) any leasehold interests in real property and (8) any property of any Obligor, to the extent that the Company and the Lender reasonably agree in writing that the burden or cost of obtaining a security interest therein would be excessive in relation to the practical benefit to the Lender obtained thereby or that would result in material adverse Tax consequences (each of the foregoing, the “Excluded Property”). Section 4. Further Assurances; Remedies. In furtherance of the grant of the security interest pursuant to Section 3, the Obligors hereby jointly and severally agree with Lender as follows: 4.01 Delivery and Other Perfection. Each Obligor shall promptly from time to time give, execute, deliver, file, record, authorize or obtain all such financing statements, continuation statements, notices, instruments, documents, agreements or consents or other papers as may be necessary or, as the Lender may reasonably request, to create, preserve, perfect, maintain the perfection of or validate the security interest granted pursuant hereto or to enable Lender to exercise and enforce its rights hereunder with respect to such security interest, and without limiting the foregoing shall: (a) if any of the Pledged Shares, Investment Property or Financial Assets constituting part of the Collateral are received by such Obligor, forthwith (x) deliver to Lender the certificates or instruments representing or evidencing the same, duly endorsed in blank or accompanied by such instruments of assignment and transfer in such form and substance as Lender may reasonably request, all of which thereafter shall be held by Lender, pursuant to the terms of this Agreement, as part of the Collateral and (y) take such other action as Lender may reasonably deem necessary or appropriate to duly record or otherwise perfect the security interest created hereunder in such Collateral; (b) promptly from time to time deliver to Lender any and all Instruments constituting part of the Collateral, endorsed and/or accompanied by such instruments of assignment and transfer as are necessary or may be reasonably requested to evidence assignment and transfer in such form and substance as Lender may request; provided that (other than in the case of the promissory notes described in Annex 3) so long as no Event of Default shall have occurred and be continuing, such Obligor may retain for collection in the ordinary course any Instruments received by such Obligor in the ordinary course of business and Lender shall, promptly upon request of such Obligor (through Company), make appropriate arrangements for making any Instrument delivered by such Obligor available to such Obligor for purposes of presentation, collection or renewal (any such arrangement to be effected, to the extent requested by Lender, against trust receipt or like document); (c) promptly from time to time enter into such control agreements or consents to assignments of Proceeds, each in form and substance reasonably acceptable to Lender (provided that the Obligors shall use commercially reasonable efforts to ensure that the Lender is not exposed to individual liability (i.e., liability other than in its capacity as the Lender in any control agreement)), as are necessary to perfect the security interest created hereby in any and all Deposit Accounts, Investment Property and Letter-of-Credit Rights, and will promptly furnish to Lender true copies thereof;

- 10 - (d) promptly execute and deliver to Lender a Trademarks Security Agreement substantially in the form of Exhibit A hereto, a Patents Security Agreement substantially in the form of Exhibit B hereto, and/or a Copyrights Security Agreement substantially in the form of Exhibit C hereto, as necessary or desirable to record the security interest granted herein to Lender with the USPTO, the USCO, and any other applicable Governmental Authority, as applicable; (e) keep full and accurate books and records relating to the Collateral, and stamp or otherwise mark such books and records in such manner as Lender may reasonably require in order to reflect the security interests granted by this Agreement; and (f) permit representatives of Lender, upon reasonable notice, at any time during normal business hours to inspect and make abstracts from its books and records pertaining to the Collateral, and permit representatives of Lender to be present at such Obligor’s place of business to receive copies of communications and remittances relating to the Collateral, and forward copies of any notices or communications received by such Obligor with respect to the Collateral, all in such manner as such Persons may require. Notwithstanding anything herein to the contrary, prior to the full satisfaction of the Secured Obligations (as defined in the Senior Loan Documents), to the extent any Obligor is required hereunder to deliver Collateral to the Lender for purposes of possession and control and is unable to do so as a result of having previously delivered such Collateral to the Original Senior Agent in accordance with the terms of the Senior Loan Documents, such Obligor’s obligations hereunder with respect to such delivery shall be deemed satisfied by the delivery to the Original Senior Agent, acting as gratuitous bailee of the Lender. Notwithstanding anything herein to the contrary (i), with respect to any Collateral subject to a certificate of title, no Obligor shall be required to take any steps to perfect by recordation the Lender’s Lien on the appropriate certificate of title and (ii) no Obligor shall be required to deliver control agreements with respect to, or perfect security interests in, Excluded Accounts. 4.02 Other Financing Statements or Control. Except as otherwise permitted under Section 5.13 of the Credit Agreement, no Obligor shall (a) file or suffer to be on file, or authorize or permit to be filed or to be on file, in any jurisdiction, any financing statement or like instrument with respect to any of the Collateral in which Lender is not named as the sole secured party, or (b) cause or permit any Person other than Lender to have “control” (as defined in Section 9-104, 9-105, 9-106 or 9-107 of the NYUCC) of any Deposit Account, Electronic Chattel Paper, Investment Property or Letter-of-Credit Right constituting part of the Collateral. 4.03 Preservation of Rights. Lender shall not be required to take steps necessary to preserve any rights against prior parties to any of the Collateral. 4.04 Special Provisions Relating to Certain Collateral. (a) Pledged Shares. (i) The Obligors will cause the Pledged Shares to constitute at all times 100% of the total number of Shares of each Issuer then outstanding and owned by the Obligors, other than any Excluded Equity Interests. The Obligors shall at no time elect to treat any limited liability company or partnership interests pledged hereunder as a “security” within the meaning of Article 8 of the UCC.

- 11 - (ii) So long as no Event of Default shall have occurred and be continuing, the Obligors shall have the right to exercise all voting, consensual and other powers of ownership pertaining to the Pledged Shares for all purposes not inconsistent with the terms of this Agreement, the Loan Documents or any other instrument or agreement referred to herein or therein, provided that the Obligors jointly and severally agree that they will not vote the Pledged Shares in any manner that is inconsistent with the terms of this Agreement, the Loan Documents or any such other instrument or agreement, or in any manner adverse to the Lender’s rights, remedies or interest in any of the Loan Documents. (iii) Unless and until an Event of Default shall have occurred and be continuing, the Obligors shall be entitled to receive and retain any dividends, distributions or Proceeds on the Pledged Shares paid in cash out of earned surplus to the extent such dividends, distributions or Proceeds are permitted to be made under Section 5.15 of the Credit Agreement. (iv) If an Event of Default shall have occurred and be continuing, whether or not the Lender exercises any available right to declare any Secured Obligations due and payable or seek or pursue any other relief or remedy available to it under applicable law or under this Agreement, the Loan Documents or any other agreement relating to such Secured Obligation, (A) all rights of each Obligor to exercise the voting and other consensual rights it would otherwise be entitled to exercise with respect to the Pledged Shares pursuant to Section 4.04(a)(ii) hereof shall immediately cease, and all such rights shall thereupon become vested in Lender, which shall thereupon have the sole right (but not the obligation) to exercise such voting and other consensual rights, and, in connection therewith, each Obligor shall, at its sole cost and expense, from time to time execute and deliver to Lender appropriate instruments, and such other documentation as Lender may reasonably request in order to permit Lender to exercise the voting and other rights which it may be entitled to exercise pursuant to this clause (A), and (B), all dividends and other distributions on the Pledged Shares shall be paid directly to Lender, subject to the terms of this Agreement and the Intercreditor Agreement, and, if Lender shall so request in writing, the Obligors jointly and severally agree to execute and deliver to Lender appropriate additional dividend, distribution and other orders and documents to that end. (v) Subject to the Intercreditor Agreement, each Obligor hereby expressly authorizes and instructs each Issuer of any Pledged Shares pledged hereunder to (i) comply with any Instruction received by it from Lender in writing that (A) states that an Event of Default has occurred and is continuing and (B) is otherwise in accordance with the terms of this Agreement, without any other or further Instructions from such Obligor, and such Obligor agrees that such issuer shall be fully protected in so complying and (ii) unless otherwise expressly permitted hereby, pay any dividend or other payment with respect to the Pledged Shares directly to Lender. (b) Intellectual Property. (i) For the purpose of enabling Lender to exercise rights and remedies under Section 4.05 (which are effective upon the occurrence of and during the continuation of an Event of Default), each Obligor hereby grants to Lender, to the extent grantable, upon the occurrence of and solely during the continuation of an Event of Default, an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to such Obligor) to use and exploit the Intellectual Property in any manner as is necessary in connection with Lender’s exercise of its rights and remedies under this Agreement and the Credit Agreement in connection with an Event of Default (including the licensing or sublicensing of such Intellectual Property if so permitted) now owned or hereafter acquired by such Obligor forming part of the Collateral, wherever the same

- 12 - may be located, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout thereof; provided, that, in the case of Trademarks, the foregoing license is subject to sufficient rights of quality control and inspection in favor of such Obligor with respect to use of the Trademarks in order to avoid the risk of invalidation of such Trademarks. Such license shall terminate in the event the applicable Event of Default is cured. (ii) Notwithstanding anything contained herein to the contrary, but subject to the provisions of the Credit Agreement that limit the rights of the Obligors to dispose of their property, so long as no Event of Default shall have occurred and be continuing, the Obligors will be permitted to exploit, use, enjoy, protect, license, sublicense, assign, sell, dispose of or take other actions with respect to the Intellectual Property in the ordinary course of the business of the Obligors. In furtherance of the foregoing, so long as no Default or Event of Default shall have occurred and be continuing, Lender shall from time to time, upon the reasonable request of the respective Obligor (through Company), execute and deliver any instruments, certificates or other documents, in the form so reasonably requested, that such Obligor (through Company) shall have determined are appropriate in its reasonable business judgment to allow it to take any action permitted above. The exercise of rights and remedies under Section 4.05 by Lender shall not terminate the rights of the holders of any licenses or sublicenses theretofore granted by the Obligors in accordance with the first sentence of this clause (ii). (iii) With respect to Intellectual Property that is owned by an Obligor, each Obligor shall have the duty, to the extent determined by such Obligor in its reasonable business judgment to be necessary or in its best interests in the operation of such Obligor’s business, to use commercially reasonable efforts, (A) to promptly sue for infringement, misappropriation, or dilution and to recover any and all damages for such infringement, misappropriation, or dilution, (B) to prosecute diligently any trademark application or service mark application that is part of the Trademarks pending as of the date hereof or hereafter until the termination of this Agreement, (C) to prosecute diligently any patent application that is part of the Patents pending as of the date hereof or hereafter until the termination of this Agreement and (D) to take all reasonable and necessary action to preserve and maintain all of such Obligor’s Trademarks, Patents, Copyrights, domain names, other material Intellectual Property, Intellectual Property licenses, and its rights therein, including filing of applications for renewal, affidavits of use and affidavits of incontestability and opposition and interference and cancellation proceedings. Each Obligor hereby agrees to take the steps described in this Section 4.04(b)(iii) with respect to all new or acquired Intellectual Property to which it or any of its Subsidiaries is now or later becomes entitled, if and to the extent that such Obligor determines, in its reasonable business judgment, to be necessary to do so. To the extent that: (i) registration is necessary to perfect the security interest with respect to the unregistered Copyright Collateral, (ii) such unregistered Copyright Collateral is material to the business of the Obligors taken as a whole, and (iii) Lender reasonably requests that registration be sought for such unregistered Copyright Collateral, the applicable Obligor that owns such unregistered Copyright shall file an application with the USCO for such Copyright Collateral. Any expenses incurred in connection with the foregoing shall be borne by the appropriate Obligor. Each Obligor further agrees not to abandon any Trademark, Patent, Copyright or Intellectual Property license (except in dispositions permitted by the Loan Documents) that is economically desirable in the operation of such Obligor’s business unless such Obligor has determined in the reasonable business judgement of such Obligor that maintaining such Trademark, Patent, Copyright or Intellectual Property License is no longer necessary or in the best interests of such Obligor’s business.

- 13 - (iv) Without limiting any obligations under an Intellectual Property license which has been assigned to Lender in connection with an Event of Default, Obligors acknowledge and agree that the Lender shall have no duties with respect to the Intellectual Property or Intellectual Property licenses. Without limiting the generality of this Section 4.04(b)(iv), Obligors acknowledge and agree that Lender shall not be under any obligation to take any steps necessary to preserve rights in the Collateral consisting of Intellectual Property or Intellectual Property licenses, but Lender may do so at its option from and after the occurrence and during the continuance of an Event of Default, and all reasonable and documented out-of-pocket expenses incurred in connection therewith (including reasonable fees and expenses of attorneys and other professionals) shall be the joint and several responsibility of the Obligors. (v) Within thirty (30) days of each fiscal quarter end, Obligors shall give Lender written notice of any and all Patents or Trademarks for which an application for the registration of any such Patent or Trademark with the USPTO has been filed by an Obligor, and Obligors shall cause to be filed any such Patents Security Agreements and Trademarks Security Agreements and/or amendments thereto with respect to such filings and applications, as applicable, with the USPTO within forty-five (45) days of each fiscal quarter end. Within thirty (30) days after any filing or application of any Copyright with the USCO by an Obligor, Obligors shall give Lender written notice of any and all such Copyrights, and Obligors shall cause to be filed any such Copyright Security Agreements and/or amendments thereto with respect to such filings and applications with the USCO. (c) Chattel Paper. Each Obligor shall (i) deliver to Lender each original of each item of Chattel Paper at any time constituting part of the Collateral, and (ii) cause each such original and each copy thereof to bear a conspicuous legend, in form and substance reasonably satisfactory to Lender, indicating that such Chattel Paper is subject to the security interest granted hereby and that purchase of such Chattel Paper by a Person other than Lender without the consent of Lender would violate the rights of Lender. Notwithstanding the foregoing, the requirements of this Section 4.04(c) shall not apply to Chattel Paper with a value less than $250,000 individually or to Chattel Paper with a value less than $500,000 in the aggregate. (d) Commercial Tort Claims. Each Obligor agrees that, if it shall acquire any interest in any Commercial Tort Claim (whether from another Person or because such commercial tort claim shall have come into existence), (i) such Obligor shall, promptly (but in any event within thirty (30) days thereof) deliver to Lender, in each case in form and substance reasonably satisfactory to Lender, a notice of the existence and nature of such Commercial Tort Claim and a supplement to Annex 4 containing a specific description of such Commercial Tort Claim, (ii) Section 3 of this Agreement shall apply to such Commercial Tort Claim and (iii) upon the request of the Lender, such Obligor shall execute and deliver to Lender, in each case in form and substance reasonably satisfactory to Lender, any document, and take all other action, deemed by Lender to be reasonably necessary for Lender to obtain a perfected security interest in all such Commercial Tort Claims, subject to Permitted Liens. Any supplement to Annex 4 delivered pursuant to this Section 4.04(d) shall, after the receipt thereof by Lender, become part of Annex 4 for all purposes hereunder other than in respect of representations and warranties made prior to the date of such receipt. Notwithstanding the foregoing, the requirements of this Section 4.04(d) shall not apply to a Commercial Tort Claim with a value less than $250,000 individually or to Commercial Tort Claims with a value less than $500,000 in the aggregate.

- 14 - 4.05 Remedies. (a) Rights and Remedies Generally upon Default. Subject to the Intercreditor Agreement, if applicable, if an Event of Default shall have occurred and is continuing, Lender shall have all of the rights and remedies with respect to the Collateral of a secured party under the UCC (whether or not the UCC is in effect in the jurisdiction where the rights and remedies are asserted) and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted, including the right (but not the obligation), to the fullest extent permitted by law, to exercise all voting, consensual and other powers of ownership pertaining to the Collateral as if Lender were the sole and absolute owner thereof (and each Obligor agrees to take all such action as may be appropriate to give effect to such right); and without limiting the foregoing the Lender may, but shall not be obligated to: (i) in its name or in the name of any Obligor or otherwise, demand, sue for, collect or receive any money or other property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so; (ii) make any reasonable compromise or settlement deemed desirable with respect to any of the Collateral and may extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, any of the Collateral; (iii) require the Obligors to notify (and each Obligor hereby authorizes Lender to so notify) each account debtor in respect of any Account, Chattel Paper or General Intangible, and each obligor on any Instrument, constituting part of the Collateral that such Collateral has been assigned to Lender hereunder, and to instruct that any payments due or to become due in respect of such Collateral shall be made directly to Lender or as it may direct (and if any such payments, or any other Proceeds of Collateral, are received by any Obligor they shall be held in trust by such Obligor for the benefit of Lender and as promptly as possible remitted or delivered to Lender for application as provided herein); (iv) require the Obligors to assemble the Collateral at such place or places, reasonably convenient to Lender and the Obligors, as Lender may direct; (v) require the Obligors to cause the Pledged Shares to be transferred of record into the name of Lender or its nominee (and Lender agrees that if any of such Pledged Shares is transferred into its name or the name of its nominee, Lender will thereafter promptly give to respective Obligor (through Company) copies of any notices and communications received by it with respect to such Pledged Shares); and (vi) sell, lease, assign or otherwise dispose of all or any part of the Collateral, at such place or places as Lender deems best, and for cash or for credit or for future delivery (without thereby assuming any credit risk), at public or private sale, without demand of performance or notice of intention to effect any such disposition or of the time or place thereof (except such notice as is required by applicable statute and cannot be waived), and Lender or anyone else may be the purchaser, lessee, assignee or recipient of any or all of the Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale) and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise), of the Obligors, any such demand, notice and right or equity being hereby expressly waived and released. In the event of any sale, assignment, or other disposition of any of the Trademark Collateral, the goodwill connected with and symbolized by the Trademark Collateral

- 15 - subject to such disposition shall be included. Lender may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the sale may be so adjourned. The Proceeds of each collection, sale or other disposition under this Section 4.05, including by virtue of the exercise of any license granted to Lender in Section 4.04(b), shall be applied in accordance with Section 4.09. (b) Certain Securities Act Limitations. The Obligors recognize that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable federal, foreign or state securities laws, or otherwise, Lender may determine that a public sale is impracticable, not desirable or not commercially reasonable and may be compelled, with respect to any sale of all or any part of the Collateral, to limit purchasers to those who will agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof. The Obligors acknowledge that any such private sales may be at prices and on terms less favorable to Lender than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agree that any such private sale shall be deemed to have been made in a commercially reasonable manner and that Lender shall have no obligation to engage in public sales and no obligation to delay the sale of any Collateral for the period of time necessary to permit the issuer thereof to register it for public sale. (c) Other acts. Each Obligor agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Shares pursuant to this Section 4.05 valid and binding and in compliance with all other applicable legal requirements. Each Obligor further agrees that a breach of any covenant contained in this Section 4.05 will cause irreparable injury to the Lender, that the Lender has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 4.05 shall be specifically enforceable against such Obligor, and such Obligor hereby waives and agrees not to assert any defense against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Credit Agreement. (d) Notice. The Obligors agree that to the extent Lender is required by applicable law to give reasonable prior notice of any sale or other disposition of any Collateral, ten Business Days’ notice shall be deemed to constitute reasonable prior notice. 4.06 Deficiency. If the Proceeds of sale, collection or other realization of or upon the Collateral pursuant to Section 4.05 are insufficient to cover the costs and expenses of such realization and the payment in full of the Secured Obligations, the Obligors shall remain liable for any deficiency. 4.07 Locations; Names, Etc. Without at least 30 days’ prior written notice to Lender, no Obligor shall agree to or authorize any modification of the terms of any item of Collateral that would result in a change thereof from one UCC category to another such category (such as from a General Intangible to Investment Property), if the effect of any such change would be to result in a loss of perfection of, or diminution of priority for, the security interests created hereunder in such item of Collateral, or the loss of control (within the meaning of Section 9-104, 9-105, 9-106 or 9-107 of the NYUCC) over such item of Collateral. 4.08 Private Sale. The Lender shall incur no liability as a result of the sale of the Collateral, or any part thereof, at any private sale pursuant to Section 4.05 conducted in a commercially reasonable manner. Each Obligor hereby waives any claims against the Lender arising by reason of the

- 16 - fact that the price at which the Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, even if Lender accepts the first offer received and does not offer the Collateral to more than one offeree. 4.09 Application of Proceeds. The Proceeds of any collection, sale or other realization of all or any part of the Collateral pursuant hereto, and any other cash at the time held by Lender under this Section 4, shall be applied by Lender, in accordance with the Credit Agreement. 4.10 Attorney-in-Fact. Without limiting any rights or powers granted by this Agreement to Lender while no Event of Default has occurred and is continuing, upon the occurrence and during the continuance of any Event of Default, Lender is hereby appointed the attorney-in-fact of each Obligor for the purpose of carrying out the provisions of this Section 4 and taking any action and executing any instruments that Lender may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, so long as Lender shall be entitled under this Section 4 to make collections in respect of the Collateral, Lender shall have the right and power to receive, endorse and collect all checks made payable to the order of any Obligor representing any dividend, payment or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same. 4.11 Perfection and Recordation. Each Obligor authorizes Lender to file UCC financing statements describing the Collateral as “all assets” or “all personal property and fixtures” of such Obligor, provided that no such description shall be deemed to modify the description of Collateral set forth in Section 3. Each Obligor authorizes Lender to file any Patents Security Agreements, Trademarks Security Agreements and/or Copyrights Security Agreements with the USPTO, or USCO, as applicable. Notwithstanding the foregoing, the Obligors agree to prepare, record and file, at their own expense, financing statements (including renewal statements), amendments and supplements and any necessary filings with the USPTO and USCO, as applicable, and such other instruments with respect to the Collateral now existing or hereafter created in such manner and in such jurisdictions as are necessary to perfect and maintain the security interests granted hereunder, and to deliver a file stamped copy of each such financing statement or other evidence of filing to Lender, and Lender has no obligation to file UCC financing statements, continuation statements or amendments, filings with the USPTO or USCO, or any similar filings. 4.12 Termination. (a) Subject to clause (c) below, when all Secured Obligations shall have been indefeasibly paid in full in cash, this Agreement and all obligations (other than those expressly stated to survive such termination) of Lender and each Obligor hereunder shall automatically terminate, and Lender shall, at the request and expense of the Obligors, execute and deliver such documentation as is requested to evidence the assignment and transfer, against receipt but without any recourse, warranty or representation whatsoever, of any remaining Collateral and money received in respect thereof, to or on the order of the respective Obligor and to be released and canceled all licenses and rights referred to in Section 4.04(b). Lender shall also, at the expense and request of such Obligor, authorize the filing of and/or cause to be executed and delivered to the respective Obligor upon such termination such UCC termination statements, releases of security interests with respect to the Patent Collateral, Trademark Collateral and Copyright Collateral for recording at the USPTO or USCO, as applicable, and such other documentation as shall be reasonably requested by the respective Obligor to effect the termination and release of the Liens on the Collateral as required by this Section 4.12(a). In each instance, the Obligors shall have delivered to the

- 17 - Lender such documentation as is required under the Credit Agreement, including but not limited to Sections 8.04 and 8.05 of the Credit Agreement. (b) Upon (i) any disposition of any asset permitted by the Credit Agreement to any Person that is not an Obligor or an Affiliate thereof and/or (ii) any release of a Subsidiary Guarantor from its Guaranty in accordance with the Credit Agreement, the Liens granted herein covering such asset or the assets of such Subsidiary Guarantor, as the case may be, shall be released. Lender shall, at the request and expense of the Obligors, execute and deliver such documentation as is requested to evidence the release any Lien covering any asset that has been disposed of with the written consent of the Lender under the Credit Agreement. Lender shall also, at the expense of such Obligor, execute and deliver to the respective Obligor upon such release such documentation as shall be reasonably requested by the respective Obligor to effect or confirm the release of the Liens on the Collateral as required by this Section 4.12(b). In each instance, the Obligors shall have delivered to the Lender an Officer’s Certificate and Opinion of Counsel to the effect that such release is in compliance with the Loan Documents (on which the Lender may conclusively rely) and such other supporting documentation as the Lender may reasonably request. (c) Notwithstanding the foregoing, to the extent that any payments on the Secured Obligations or proceeds of any Collateral are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver or other Person under any bankruptcy law, common law or equitable cause, then, to such extent of the amount of such voided or returned amount of the Secured Obligations, such amount shall be revived and continue as if such payment or proceeds had not been received and the Lender’s Liens, security interests, rights, powers and remedies under this Agreement and each other applicable Loan Document shall continue in full force and effect, and the obligations of the Obligor under this Agreement (including, without limitation, with respect to the provision of collateral herein) shall continue to be effective, or be reinstated, as the case may be. In such event, this Agreement and each other applicable Loan Document shall be automatically reinstated and the Obligor shall take such action as may be reasonably requested by the Lender to effect such reinstatement. 4.13 Further Assurances. Each Obligor agrees that, from time to time, at such Obligor’s expense, upon the written request of Lender, such Obligor will execute and deliver such further documents and do such other acts and things as Lender may reasonably request in order fully to effect the purposes of this Agreement. Section 5. Miscellaneous. 5.01 Notices. (a) Notices Generally. Any notice or other communication herein required or permitted to be given to an Obligor or Lender, shall be sent to (1) if to an Obligor, 2 Alhambra Plaza, Suite PH-1-B, Coral Gables, Florida, 33134, Attention: General Counsel with a copy to [intentionally omitted] and (2) if to Lender, 2333 Ponce De Leon Boulevard, Suite 900, Coral Gables, Florida 33134, Attn: Rene Rodriguez [intentionally omitted], in his capacity at Medina Capital, Victor Semah [intentionally omitted], in his capacity at Medina Capital, with a copy to BC Partners Inc., 650 Madison Avenue, New York, NY 10022, Attn: David Leland [intentionally omitted], Benjamin Phillips [intentionally omitted]. Except as otherwise set forth in paragraph (b) below, each notice hereunder shall be in writing and may be personally served or sent by telefacsimile (except for any notices sent to Lender) or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service and signed for against receipt thereof, upon receipt of telefacsimile, or three Business Days after depositing it in the United States mail with postage prepaid and properly addressed; provided that no notice to Lender shall be effective until received by Lender.

- 18 - (b) Electronic Communications. Notices and other communications to any Obligor or Lender may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by Lender. Lender or Company may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications. Unless Lender otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgment from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgment), provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor. 5.02 No Waiver. No failure on the part of Lender to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by Lender of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law. 5.03 Amendments, Etc. The terms of this Agreement may be waived, altered or amended only by an instrument in writing duly executed by each Obligor and Lender. Any such amendment or waiver shall be binding upon the Lender and each Obligor. 5.04 Expenses; Indemnification. (a) The Obligors jointly and severally agree to reimburse the Lender for all reasonable and documented costs and expenses incurred or made by it (including the reasonable fees, expenses and disbursements of external legal counsel) in connection with (i) the entry into this Agreement and administration thereof, (ii) any Default, Event of Default or any enforcement or collection proceeding resulting therefrom, including all manner of participation in or other involvement with (w) performance by Lender of any obligations of the Obligors in respect of the Collateral that the Obligors have failed or refused to perform, (x) bankruptcy, insolvency, receivership, foreclosure, winding up or liquidation proceedings, or any actual or attempted sale, or any exchange, enforcement, collection, compromise or settlement in respect of any of the Collateral, and for the care of the Collateral and defending or asserting rights and claims of Lender in respect thereof, by litigation or otherwise, including expenses of insurance, (y) judicial or regulatory proceedings and (z) workout, restructuring or other negotiations or proceedings (whether or not the workout, restructuring or transaction contemplated thereby is consummated) and (iii) the enforcement of this Section 5.04, and all such costs and expenses shall be Secured Obligations entitled to the benefits of the collateral security provided pursuant to Section 3. (b) Each Obligor agrees to pay, and to hold Lender harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement. (c) Each Obligor agrees to pay, and to hold Lender harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or

- 19 - disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement in accordance with Section 9.03 of the Credit Agreement. (d) The agreements in this Section 5.04 shall survive repayment of the Secured Obligations and all other amounts payable under the Credit Agreement and the other Loan Documents. 5.05 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of each Obligor and Lender (provided that no Obligor shall assign or transfer its rights or obligations hereunder without the prior written consent of Lender). 5.06 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing such counterpart. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or electronic format (i.e., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement. 5.07 Applicable Law; Consent to Jurisdiction; Etc. (a) Governing Law; Jurisdiction. Section 9.08 of the Credit Agreement shall apply hereto, mutatis mutandis. 5.08 WAIVER OF JURY TRIAL. Section 9.09 of the Credit Agreement shall apply hereto, mutatis mutandis. 5.09 Captions. The captions and section headings appearing herein are included solely for convenience of reference and shall not constitute a part hereof for any other purpose or be given any substantive effect. 5.10 Agents and Attorneys-in-Fact. Lender may employ agents and attorneys-in-fact in connection herewith and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith. 5.11 Severability. In case any provision in or obligation hereunder shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. 5.12 Additional Obligors. As contemplated by Section 5.09 of the Credit Agreement, certain Subsidiaries of the Company formed or acquired after the date hereof, or certain other Subsidiaries not then a party hereto, may be required to become an “Obligor” under this Agreement, by executing and delivering to Lender a Counterpart Agreement substantially in the form of Exhibit D hereto or such other joinder agreement as Lender may approve or request. Accordingly, upon the execution and delivery of any such Counterpart Agreement or joinder agreement by any such new Subsidiary, such new Subsidiary shall automatically and immediately, and without any further action on the part of any Person, become an “Obligor” under and for all purposes of this Agreement, and each of the Annexes hereto shall be supplemented in the manner specified in such Counterpart Agreement.

- 20 - 5.13 Entire Agreement. This Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. 5.14 Intercreditor Agreement. Notwithstanding anything herein to the contrary, (i) the Liens and security interests granted to the Lender pursuant to this Agreement and (ii) the exercise of any right or remedy by the Lender hereunder or the application of proceeds of any Collateral, in each case, are subject to the limitations and provisions of the Intercreditor Agreement to the extent provided therein.

[Signature Page to Pledge and Security Agreement] ACTIVE 688058315v1 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above. OBLIGORS APPGATE CYBERSECURITY, INC., as an Obligor By: ___________________________________ Name: Title: APPGATE, INC., as an Obligor By: ___________________________________ Name: Title: CRYPTZONE WORLDWIDE, INC., as an Obligor By: _________________________________________ Name: Title: CRYPTZONE INTERNATIONAL HOLDINGS INC., as an Obligor By: _________________________________________ Name: Title:

[Signature Page to Pledge and Security Agreement] ACTIVE 688058315v1 CRYPTZONE NORTH AMERICA INC., as an Obligor By: _________________________________________ Name: Title: IMMUNITY, INC., as an Obligor By: _________________________________________ Name: Title: IMMUNITY FEDERAL SERVICES, LLC, as an Obligor By: _________________________________________ Name: Title: IMMUNITY PRODUCTS, LLC, as an Obligor By: _________________________________________ Name: Title: IMMUNITY SERVICES, LLC, as an Obligor By: _________________________________________ Name: Title:

[Signature Page to Pledge and Security Agreement] ACTIVE 688058315v1 EASY SOLUTIONS ENTERPRISES CORP., as an Obligor By: _________________________________________ Name: Title: EASY SOLUTIONS, INC., as an Obligor By: _________________________________________ Name: Title: CATBIRD NETWORKS, INC., as an Obligor By: _________________________________________ Name: Title:

[Signature Page to Pledge and Security Agreement] ACTIVE 688058315v1 SIS HOLDINGS, L.P., as Lender By: Name: Title:

EXHIBIT A [Form of Trademark Security Agreement] SHORT-FORM TRADEMARKS SECURITY AGREEMENT WHEREAS, [NAME OF GRANTOR]1 (the “Grantor”) has used, intends to use, or is using and is the owner of the trademarks and the trademark registrations and registration applications for same listed in the attached Schedule of Trademarks (as defined in the Security Agreement); WHEREAS, the Grantor has contemporaneously with the execution of this Short-Form Trademarks Security Agreement entered into the Pledge and Security Agreement dated as of June 9, 2023 (as modified from time to time, the “Security Agreement”), in which the Grantor has granted a security interest with respect to the Trademark Collateral (as defined therein) in favor of SIS Holdings, L.P., as Lender (“Lender”); and WHEREAS, pursuant to the Security Agreement, the Grantor has agreed with Lender to execute this Short-Form Trademarks Security Agreement; NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor hereby grants to Lender, to the extent provided in the Security Agreement (the terms and conditions of which are hereby incorporated herein), a security interest in all of its right, title and interest in, to and under all the trademarks, whether now owned or at any time hereafter acquired, of the Grantor that are registered with, or for which applications for registration have been filed with, the United States Patent and Trademark Office, including the trademarks listed on the attached Schedule of Trademarks, and all registrations and pending applications for same (excluding any intent-to- use United States trademark application for which an “Amendment to Allege Use” or “Statement of Use” has not been filed under 15 U.S.C. § 1051(c) or (d), respectively, or, if filed, has not been deemed in conformance with 15 U.S.C. § 1051 (a) or (c) and accepted by the USPTO, unless and until a “Statement of Use” or “Amendment to Allege Use” is filed, has been deemed in conformance with 15 U.S.C. § 1051 (a) and (c) or examined and accepted, respectively, by the USPTO, as collateral security for the prompt and complete payment and performance when due of all the Secured Obligations (as defined in the Security Agreement). Notwithstanding the foregoing, in the event of any conflict between this Short Form Trademarks Security Agreement and the Security Agreement, the Security Agreement shall control. Date: [________ __], 20[__] [NAME OF GRANTOR] By:___________________________ Name: Title: 1 Form prepared under the assumption that it is being delivered for a single “Grantor” that pledges the trademarks. Appropriate adjustments should be made if this is not the case.

SCHEDULE OF TRADEMARKS

EXHIBIT B [Form of Patent Security Agreement] SHORT-FORM PATENTS SECURITY AGREEMENT WHEREAS, [NAME OF GRANTOR]2 (the “Grantor”) is the owner of the patent applications and patents listed in the attached Schedule of Patents and Patent Applications associated therewith; WHEREAS, the Grantor has contemporaneously with the execution of this Short-Form Patents Security Agreement entered into the Pledge and Security Agreement dated as of June 9, 2023 (as modified from time to time, the “Security Agreement”), in which the Grantor has granted a security interest in favor of SIS Holdings, L.P., as Lender (“Lender”) with respect to the Patent Collateral (as defined therein); and WHEREAS, pursuant to the Security Agreement, the Grantor has agreed with Lender to execute this Short-Form Patents Security Agreement; NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor hereby grants to Lender, to the extent provided in the Security Agreement (the terms and conditions of which are hereby incorporated herein), a security interest in all of its right, title and interest in, to and under all the patents and patent applications whether now owned or at any time hereafter acquired, of the Grantor issued by, or for which applications have been filed with, the United States Patent and Trademark Office, including the patents and applications on the attached Schedule of Patents and Patent Applications, and all related patents and applications thereto, including all reissuances, continuations, continuations-in-part, revisions, extensions, re-examinations thereof, any patents and patent applications claiming priority to said patents and patent applications or from which said patents and patent applications claim priority, and pending applications associated therewith, as collateral security for the prompt and complete payment and performance when due of all the Secured Obligations (as defined in the Security Agreement). Notwithstanding the foregoing, in the event of any conflict between this Short Form Patents Security Agreement and the Security Agreement, the Security Agreement shall control. Date: [________ __], 20[__] [NAME OF GRANTOR] By:___________________________ Name: Title: 2 Form prepared under the assumption that it is being delivered for a single “Grantor” that pledges the patents. Appropriate adjustments should be made if this is not the case.

SCHEDULE OF PATENTS AND PATENT APPLICATIONS

EXHIBIT C [Form of Copyright Security Agreement] SHORT-FORM COPYRIGHTS SECURITY AGREEMENT WHEREAS, [NAME OF GRANTOR]3 (the “Grantor”) is the owner of the copyrights and copyright registrations and registration applications for same listed in the attached Schedule of Registered Copyrights; WHEREAS, the Grantor has contemporaneously with the execution of this Short-Form Copyrights Security Agreement entered into the Pledge and Security Agreement dated as of June 9, 2023 (as modified from time to time, the “Security Agreement”), in which the Grantor has granted a security interest in favor of SIS Holdings, L.P., as Lender (“Lender”) with respect to the Copyright Collateral; and WHEREAS, pursuant to the Security Agreement, the Grantor has agreed with Lender to execute this Short-Form Copyrights Security Agreement; NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor hereby grants to Lender, to the extent provided in the Security Agreement (the terms and conditions of which are hereby incorporated herein), a security interest in all of its right, title and interest in, to and under all the copyrights, whether registered or unregistered, now owned or at any time hereafter acquired of the Grantor located in the United States of America, including the copyright registrations and registration applications that are listed on the attached Schedule of Registered Copyrights, and all registrations, recordings, and pending applications associated therewith, as collateral security for the prompt and complete payment and performance when due of all the Secured Obligations (as defined in the Security Agreement). Notwithstanding the foregoing, in the event of any conflict between this Short Form Copyrights Security Agreement and the Security Agreement, the Security Agreement shall control. Date: [________], 20[__] [NAME OF GRANTOR] By:___________________________ Name: Title: 3 Form prepared under the assumption that it is being delivered for a single “Grantor” that pledges the patents. Appropriate adjustments should be made if this is not the case.

SCHEDULE OF REGISTERED COPYRIGHTS

EXHIBIT D [Form of Counterpart Agreement] COUNTERPART AGREEMENT COUNTERPART AGREEMENT dated as of ________ __, ____ by [NAME OF ADDITIONAL OBLIGOR], a ________ (the “Additional Obligor”), in favor of SIS Holdings, L.P., as Lender (“Lender”). Appgate Cybersecurity, Inc., a Delaware corporation (the “Company”), Appgate, Inc., a Delaware corporation (“Parent”), certain subsidiaries of the Company as guarantors, and Lender are parties to an Amended and Restated Revolving Credit Agreement dated as of June 9, 2023 (as modified and supplemented and in effect from time to time, the “Credit Agreement”). In connection with the Credit Agreement, the Company, the other Obligors referred to therein and Lender are parties to a Pledge and Security Agreement dated as of June 9, 2023 (as modified and supplemented and in effect from time to time, the “Security Agreement”). Pursuant to Section 5.12 of the Security Agreement, the Additional Obligor hereby agrees to become an “Obligor” for all purposes of the Security Agreement (and hereby supplements each of the Annexes to the Security Agreement in the manner specified in Appendix A hereto). Without limiting the foregoing, the Additional Obligor hereby: (a) as collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration, by liquidation or otherwise) of the Secured Obligations, pledges and grants to Lender, a security interest in all of its right, title and interest in, to and under the Collateral, in each case whether tangible or intangible, wherever located, and whether now owned by it or hereafter acquired and whether now existing or hereafter coming into existence, in the same manner and to the same extent as is provided in Section 4 of the Security Agreement; and (b) makes the representations and warranties set forth in Section 2 of the Security Agreement with respect to itself and its obligations under this Agreement, as if each reference in such Sections to the Loan Documents included reference to this Agreement. The Additional Obligor hereby instructs its counsel to deliver any opinions to Lender required to be delivered in connection with the execution and delivery hereof.

IN WITNESS WHEREOF, the Additional Obligor has caused this Counterpart Agreement to be duly executed and delivered as of the day and year first above written. [NAME OF OBLIGOR] By ________________________ Title: Accepted and agreed: SIS Holdings, L.P., as Lender By ________________________ Title:

Appendix A SUPPLEMENT[S] TO ANNEX[ES] TO SECURITY AGREEMENT Supplement to Annex 1: [to be completed] [Supplement to Annex 2: [to be completed] Supplement to Annex 3: [to be completed] Supplement to Annex 4: [to be completed] Supplement to Annex 5: [to be completed] Supplement to Annex 6: [to be completed] Supplement to Annex 7: [to be completed]

Exhibit D to Credit Agreement EXCLUDED ACCOUNTS [omitted in accordance with Regulation S-K Item 601(a)(5)]